File No. 033-83238
                                                               File No. 811-8724
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
            Pre-Effective Amendment No.                            [ ]
                                        ----------
            Post-Effective Amendment No.    19                     [X]
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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                           Amendment No.    20                     [X]
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                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                 Name and Address of Agent for Service:

                 Amy J. Lee
                 Associate General Counsel and Vice President
                 Security Benefit Life Insurance Company
                 One Security Benefit Place
                 Topeka, KS 66636-0001

It is proposed that this filing will become effective:

[ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
[X]     on May 1, 2009, pursuant to paragraph (b) of Rule 485
[ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]     on May 1, 2009, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts and individual single premium immediate variable annuity contracts (collectively, the "Contract").

VARIABLE ANNUITY PROSPECTUS
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T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
      An Individual Flexible Premium
      Deferred Variable Annuity Contract

      May 1, 2009

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      ISSUED BY:                                       MAILING ADDRESS:
      Security Benefit Life Insurance Company          T. Rowe Price Variable
      One Security Benefit Place                       Annuity Service Center
      Topeka, Kansas 66636-0001                        P.O. Box 750440
      1-800-888-2461                                   Topeka, Kansas 66675-0440
                                                       1-800-469-6587

VARIABLE ANNUITY PROSPECTUS                                                    2
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INTRODUCTION
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      > THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      > THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Variable Annuity--a flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your purchase payments and Account Value to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth
       Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

VARIABLE ANNUITY PROSPECTUS                                                    3
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      As of April 1, 2009, due to concerns over the Company's credit ratings, T. Rowe Price has suspended the sale of new direct-sold variable annuity contracts and incoming tax-free exchanges but will continue to allow ongoing purchases into existing contracts. T. Rowe Price and the Company will continue to service the variable annuity contracts for existing contractholders, but will not offer new contracts until the Company's ratings improve.


      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Account Value to the Subaccounts, the Company does not guarantee any minimum amount of Account Value.

      Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account." The Company guarantees Account Value allocated to the Fixed Interest Account, subject to its financial strength and claims-paying ability.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments (see "Annuity Options").


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2009, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 52 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


      Date: May 1, 2009

VARIABLE ANNUITY PROSPECTUS                                                    4
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CONTENTS
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      > YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Definitions                                                                    5
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Summary                                                                        7
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Expense Table                                                                 10
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Condensed Financial Information                                               11
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Information About the Company, the Separate Account, and the Funds            13
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The Contract                                                                  16
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Charges and Deductions                                                        30
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Annuity Payments                                                              31
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The Fixed Interest Account                                                    36
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More About the Contract                                                       39
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Federal Tax Matters                                                           40
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Other Information                                                             48
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Performance Information                                                       51
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Additional Information                                                        52
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Table of Contents For Statement of Additional Information                     52
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VARIABLE ANNUITY PROSPECTUS                                                    5
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DEFINITIONS
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      >  VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7.

      ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ANNUITANT The person or persons that you designate on whose life Annuity Payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

      ANNUITY PAYOUT DATE The date when Annuity Payments begin as elected by the Owner.

      AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Payout Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

VARIABLE ANNUITY PROSPECTUS                                                    6
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      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which you may allocate all or a portion of your Account Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4 and 8.

      PORTFOLIO A portfolio or series of one of the Funds that serves as an investment vehicle for its corresponding Subaccount.

      PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount you will receive upon full withdrawal of the Contract. It is equal to Account Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments commuted at the assumed interest rate less any uncollected premium taxes.

VARIABLE ANNUITY PROSPECTUS                                                    7
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SUMMARY
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      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth
       Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      You may allocate your purchase payments and Account Value among the available Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    8
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FIXED INTEREST ACCOUNT

      You may allocate all or part of your purchase payments and Account Value to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, your initial purchase payment must be at least $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, your initial purchase payment must be at least $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 under an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments."

CONTRACT BENEFITS

      You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," "Annuity Payments" and "The Fixed Interest Account."

      At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 8. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals," "Annuity Payments" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Payout Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options, subject to its financial strength and claims-paying ability. See "Annuity Payments."

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts.

      Some states' laws require us to refund your purchase payments allocated to the Subaccounts instead of your Account Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Account Value. See "Free-Look Right."

VARIABLE ANNUITY PROSPECTUS                                                    9
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CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from purchase payments before allocating them to your Account Value. Certain charges will be deducted in connection with the Contract as described below.

      > MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% of each Subaccount's average daily net assets. The Company may also deduct this charge during the Annuity Period. See "Mortality and Expense Risk Charge."

      > PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Payout Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      > OTHER EXPENSES Investment management fees and operating expenses of the Portfolios are paid by the Portfolios and are reflected in the net asset value of their shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectus for each Portfolio for more information about Portfolio expenses.

         The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.


      The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within one year of the exchange. Please see your tax advisor for further information.


CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

VARIABLE ANNUITY PROSPECTUS                                                   10
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EXPENSE TABLE
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      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      TABLE 1

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CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

   Sales Load on Purchase Payments                                         None
   Contingent Deferred Sales Load                                          None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

   Annual Maintenance Fee                                                  None
   Separate Account Annual Expenses (as a percentage of average
     Subaccountdaily net assets)
     Annual Mortality and Expense Risk Charge                              0.55%
                                                                          ------
     Total Separate Account Annual Expenses                                0.55%
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      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2


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                                                   MINIMUM              MAXIMUM

Total Annual Portfolio Operating
Expenses(1)                                         0.40%                 1.05%
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      (1)Expenses deducted from Portfolio assets include management fees, distribution fees, (12b-1) and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2008, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2008.


      Example

      This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

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                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS

If you surrender your Contract at
the end of the applicable time
period                                     $  163   $   505   $   871   $ 1,900

If you do not surrender or you
annuitize your Contract                    $  163   $   505   $   871   $ 1,900
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VARIABLE ANNUITY PROSPECTUS                                                   11
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CONDENSED FINANCIAL INFORMATION
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      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.

      TABLE 4


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                                         ACCUMULATION UNIT VALUE            ACCUMULATION
                                    -----------------------------------   NITS OUTSTANDING
              SUBACCOUNT    YEAR    BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
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NEW AMERICA GROWTH           2008   $      26.31          $   16.16                 994,977
                             2007          23.26              26.31               1,026,437
                             2006          21.79              23.26               1,130,238
                             2005          20.97              21.79               1,301,082
                             2004          19.01              20.97               1,391,351
                             2003          14.15              19.01               1,464,761
                             2002          19.85              14.15               1,546,338
                             2001          21.73              19.85               1,713,667
                             2000          24.91              21.73               1,894,228
                             1999          22.72              24.91               2,058,569
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MID-CAP GROWTH               2008          33.33              19.97               1,425,004
                             2007          28.52              33.33               1,573,386
                             2006          26.89              28.52               1,719,432
                             2005          23.57              26.89               1,900,997
                             2004          20.02              23.57               1,951,749
                             2003          14.55              20.02               2,025,722
                             2002          18.58              14.55               2,000,114
                             2001          18.53              18.58               2,063,695
                             2000          17.47              18.53               2,187,874
                             1999          14.34              17.47               1,723,183
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EQUITY INCOME                2008          37.00              23.51               2,102,285
                             2007          36.03              37.00               2,319,434
                             2006          30.45              36.03               2,393,035
                             2005          29.47              30.45               2,526,376
                             2004          25.78              29.47               2,526,850
                             2003          20.66              25.78               2,511,324
                             2002          23.91              20.66               2,545,851
                             2001          22.92              23.91               2,484,919
                             2000          21.07              22.92               2,439,700
                             1999          20.42              21.07               3,146,724
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PERSONAL STRATEGY BALANCED   2008          31.82              22.19               1,235,231
                             2007          29.74              31.82               1,310,197
                             2006          26.73              29.74               1,206,330
                             2005          25.26              26.73               1,143,857
                             2004          22.51              25.26               1,054,839
                             2003          18.14              22.51                 972,596
                             2002          19.78              18.14                 955,498
                             2001          19.07              19.78               1,101,225
                             2000          19.44              19.07               1,168,964
                             1999          18.04              19.44               1,204,186
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BLUE CHIP GROWTH             2008          11.56               6.61               1,007,012
                             2007          10.31              11.56                 914,995
                             2006           9.46              10.31                 783,748
                             2005           8.98               9.46                 651,249
                             2004           8.30               8.98                 585,332
                             2003           6.49               8.30                 410,401
                             2002           8.57               6.49                 305,742
                             2001(1)       10.00               8.57                 241,300
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VARIABLE ANNUITY PROSPECTUS                                                   12
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                                         ACCUMULATION UNIT VALUE            ACCUMULATION
                                    -----------------------------------   NITS OUTSTANDING
              SUBACCOUNT    YEAR    BEGINNING OF PERIOD   END OF PERIOD    AT END OF PERIOD
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HEALTH SCIENCES              2008          14.47              10.22                 738,105
                             2007          12.33              14.47                 699,701
                             2006          11.40              12.33                 743,071
                             2005          10.11              11.40                 658,429
                             2004           8.79              10.11                 605,343
                             2003           6.49               8.79                 470,142
                             2002           9.07               6.49                 336,410
                             2001(1)       10.00               9.07                 298,751
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EQUITY INDEX 500             2008          11.86               7.39                 667,027
                             2007          11.34              11.86                 671,519
                             2006           9.89              11.34                 685,622
                             2005           9.48               9.89                 645,016
                             2004           8.64               9.48                 507,181
                             2003           6.77               8.64                 390,431
                             2002           8.76               6.77                 306,526
                             2001(1)       10.00               8.76                 216,259
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LIMITED-TERM BOND            2008          17.43              17.61                 709,798
                             2007          16.62              17.43                 674,826
                             2006          16.06              16.62                 733,198
                             2005          15.87              16.06                 810,737
                             2004          15.79              15.87                 892,338
                             2003          15.22              15.79                 992,100
                             2002          14.52              15.22               1,041,061
                             2001          13.00              14.52                 790,935
                             2000          12.28              13.00                 606,613
                             1999          12.38              12.28                 717,276
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PRIME RESERVE                2008          14.04              14.34               2,076,743
                             2007          13.46              14.04               1,694,178
                             2006          12.94              13.46               1,327,302
                             2005          12.66              12.94                 923,100
                             2004          12.62              12.66                 760,905
                             2003          12.60              12.62                 879,719
                             2002          12.49              12.60               1,307,056
                             2001          11.96              12.49               1,530,501
                             2000          11.44              11.96               1,386,090
                             1999          10.97              11.44               1,612,602
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INTERNATIONAL STOCK          2008          23.17              11.82               1,477,861
                             2007          20.62              23.17               1,526,663
                             2006          17.41              20.62               1,556,912
                             2005          15.08              17.41               1,464,557
                             2004          13.33              15.08               1,396,845
                             2003          10.27              13.33               1,377,458
                             2002          12.64              10.27               1,478,934
                             2001          15.86              12.64               1,524,540
                             2000          19.83              15.86               1,680,775
                             1999          15.08              19.83               1,553,057
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(1) For the period of February 1, 2001 (date of inception) through December 31, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   13
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INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
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SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2008, the Company had total assets of approximately $9.3 billion. Together with its affiliates, the Company has total funds under management of approximately $24.3 billion.


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may

VARIABLE ANNUITY PROSPECTUS                                                   14
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      accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

THE FUNDS

      Each Fund is a diversified, open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Portfolios. Each Portfolio pursues different investment objectives and policies.

      Shares of the Portfolios currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Portfolios have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if both the Portfolio and the other fund are managed by the same adviser.

      Because the Portfolios may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Portfolios also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Portfolios serve as investment vehicles might at some time be in conflict. However, the Company and each Portfolio's Board of Directors are required to monitor events in order to identify any material conflicts that arise from the use of the Portfolios for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Portfolio(s) involved in the conflict. This might force a Portfolio to sell securities at disadvantageous prices.

      A summary of the investment objective of each Portfolio is set forth below. We cannot assure that any Portfolio will achieve its objective. More detailed information is contained in the accompanying

VARIABLE ANNUITY PROSPECTUS                                                   15
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      Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is to seek to provide long-term growth of capital through investments primarily in the common stocks of growth companies.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to seek to provide substantial dividend income as well as capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to seek to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.


      T. ROWE PRICE PRIME RESERVE PORTFOLIO

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality U.S.
      dollar-denominated money market securities.

VARIABLE ANNUITY PROSPECTUS                                                   16
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      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

        *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate purchase payments or exchange your Account Value to the Mid-Cap Growth Subaccount.

      **"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. Investment Services, a wholly-owned subsidiary of T. Rowe Price, also is not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
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GENERAL

      The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving Annuity Payments, the Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for Annuity Payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

VARIABLE ANNUITY PROSPECTUS                                                   17
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      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options that guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT

      Many financial services companies, including insurance companies, have faced unprecedented challenges over the past several months, and the Company ("we") is not immune to those challenges. We know it is important for you to understand how these events may affect your Contract Value and our ability to meet the guarantees under your Contract.

      ASSETS IN THE SEPARATE ACCOUNT

      Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT

      Any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS

      You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS

      We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available without charge by writing to

VARIABLE ANNUITY PROSPECTUS                                                   18
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      the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling the T. Rowe Price Variable Annuity Service Center at 1-800-469-6587. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.


APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 under an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its T. Rowe Price Variable Annuity Service Center; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will hold your purchase payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

VARIABLE ANNUITY PROSPECTUS                                                   19
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      The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center; however, subsequent purchase payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." You may make purchase payments after the initial purchase payment at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

      If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Interest Account.

      You may change the purchase payment allocation instructions by submitting a proper written request to the Company's T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation by telephone provided the proper form is properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Account Value. You may, however, exchange Account Value among the Subaccounts and the Fixed Interest Account in the manner described in "Exchanges of Account Value."

DOLLAR COST AVERAGING OPTION

      Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

VARIABLE ANNUITY PROSPECTUS                                                   20
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      You may request a Dollar Cost Averaging Request form from the T. Rowe Price Variable Annuity Service Center. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. The Company does not require that exchanges be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Company will not consider the Dollar Cost Averaging Request form to be complete until your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

      After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the T. Rowe Price Variable Annuity Service Center. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Account Value at that time. The Company requires that you wait at least one month if exchanges were made on a monthly basis, or one quarter if exchanges were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      You may also dollar cost average Account Value to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account."

VARIABLE ANNUITY PROSPECTUS                                                   21
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ASSET REBALANCING OPTION

      Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Account Value to be allocated to each Subaccount. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

      Upon receipt of the Asset Rebalancing Request form, the Company will effect an exchange among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will exchange Account Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Rebalancing Request in proper form. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Date on which the exchange is effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the Company's T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form has been completed, signed, and filed at the Company's T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center. This option will terminate automatically in the event that you exchange Account Value outside the Asset Rebalancing Option by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the T. Rowe Price Variable Annuity Service Center. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing option, subject to certain restrictions described under "The Fixed Interest Account."

EXCHANGES OF ACCOUNT VALUE

      You may exchange Account Value among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center both before and after the Annuity Payout Date. You may exchange Account Value (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) by telephone if the proper form has been completed, signed, and filed at the T. Rowe Price

VARIABLE ANNUITY PROSPECTUS                                                   22
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      Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount. The minimum exchange amount does not apply to exchanges under the Dollar Cost Averaging or Asset Rebalancing Options.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also exchange Account Value to the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described under "The Fixed Interest Account." The Company does not assess an exchange fee on exchanges. For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals), hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios, Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner has made during the Contract Year). In making this determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

         >  The total dollar amount being exchanged;

         >  The number of exchanges you made within the previous three months;

         >  Exchanges to and from (or from and to) the same Subaccount;

         > Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

         > Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.

VARIABLE ANNUITY PROSPECTUS                                                   23
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      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone exchanges or other electronic exchanges and instead requiring that you submit exchange requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of exchanges from a Subaccount followed by an exchange to that Subaccount (or to a Subaccount followed by an exchange from that Subaccount) ("round trip exchanges") during the prior three-month period or such shorter period as specified in the chart below), the Company will prohibit further exchanges to that Subaccount until such exchanges may be made without violating the number of round trip exchanges permitted (please see the chart below).

      TABLE 5

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                                                                         NUMBER OF ROUND
                     SUBACCOUNT                                          TRIP EXCHANGES*
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T. Rowe Price Prime Reserve                                                Unlimited

T. Rowe Price New America Growth, T. Rowe Price Equity Income,                 1
T. Rowe Price Personal Strategy Balanced, T. Rowe Price Blue Chip
Growth, T. Rowe Price Health Sciences, T. Rowe Price Equity Index
500, T. Rowe Price Limited-Term Bond, T. Rowe Price Mid-Cap Growth,
T. Rowe Price International Stock
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      *Number of round trip exchanges that can be made in any three-month period before the Company will prohibit further exchanges to that Subaccount. Exchanges to the Subaccount will be prohibited until such exchange may be made without violating the number of round trip exchanges set forth above.

      In addition to the Company's own frequent exchange procedures, the Portfolios may have adopted their own policies and procedures with respect to frequent exchanges of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Portfolios have reserved the right to temporarily or permanently refuse payments or exchange requests from the Company if, in the judgment of the Portfolio's manager, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Portfolios' frequent exchange policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates the Company to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or exchanges by specific Owners who violate the frequent exchange policies established by the Portfolio.

      Managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges.

VARIABLE ANNUITY PROSPECTUS                                                   24
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      The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include exchanges made pursuant to Dollar Cost Averaging and Asset Rebalancing Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners determined to be engaged in exchange activity that may adversely affect other Owners or Portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period and during the Annuity Period under Annuity Options 5 through 7.

VARIABLE ANNUITY PROSPECTUS                                                   25
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      On each Valuation Date, the amount of Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." Account Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including

      > Investment performance of the Subaccounts to which you have allocated Account Value,

      >  Interest credited to the Fixed Interest Account,

      >  Payment of purchase payments,

      >  Full and partial withdrawals,

      >  Annuity payments under Options 5 through 7, and

      >  Charges assessed in connection with the Contract.

      The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by the Portfolio. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

      In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7 and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is

VARIABLE ANNUITY PROSPECTUS                                                   26
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      based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FULL AND PARTIAL WITHDRAWALS

      An Owner may make a partial withdrawal of Account Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Account Value at any time while the Owner is living, and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals after the Annuity Payout Date are permitted only under Annuity Options 5 through 8 (unless the Owner has elected fixed annuity payments under Option 8). See "Annuity Payments" for a discussion of withdrawals after the Annuity Payout Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center; however, if a withdrawal request is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. You may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in your written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge." The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments calculated using the assumed interest rate, less any uncollected premium taxes. See "Annuity Payments."

      You may request a partial withdrawal for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Account Value to meet the request. Upon payment, your Account Value will be reduced by an amount equal to the payment and any premium tax charge. See "Premium Tax Charge." If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Owner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account.See "The Fixed Interest Account." If

VARIABLE ANNUITY PROSPECTUS                                                   27
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      you do not specify the allocation, the Company will contact you for instructions, and will effect the withdrawal as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS

      The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the T. Rowe Price Variable Annuity Service Center. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. An Owner may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual, or annual. The Owner may stop or modify systematic withdrawals upon proper written request to the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.

      In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

      The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."

VARIABLE ANNUITY PROSPECTUS                                                   28
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FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look Period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Interest Account. The Company will also refund any Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract. The Company will return purchase payments allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 75 or younger on the Contract Date and an Owner dies prior to the Annuity Payout Date while this Contract is in force, the amount of the death benefit will be the greatest of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center,

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals, or

      3.    The stepped-up death benefit.

      The stepped-up death benefit is:

      > the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus

      > any purchase payments made since the applicable fifth annual Contract anniversary, less

      >  any withdrawals since the applicable anniversary.

VARIABLE ANNUITY PROSPECTUS                                                   29
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      If an Owner dies prior to the Annuity Payout Date and the Contract was issued to the Owner after age 75 (or the Annuitant was older than age 75 if the Owner is not a natural person), the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

      The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of age at issue, is the greater of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, or

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals.

      The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

      Please note that any death benefit payment we make in excess of Account Value is subject to our financial strength and claims-paying ability.

DISTRIBUTION REQUIREMENTS

      For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earlier of the spouse's death or the Annuity Payout Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Account Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

      If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will

VARIABLE ANNUITY PROSPECTUS                                                   30
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      designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Annuity Options."

CHARGES AND DEDUCTIONS
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MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional, distribution, and administrative expenses, and compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIABLE ANNUITY PROSPECTUS                                                   31
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GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets.

FUND EXPENSES

      Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Portfolio. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. The Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
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GENERAL

      You may select the Annuity Payout Date at the time of application. The Contract provides that you may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, Annuity Payments will not begin until you make a selection, and the Company will not enforce the Contract provision, which provides that you may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date. A letter will be sent to the Owner on the proposed Annuity Payout Date requesting that the Owner confirm this date or select a new date.

      On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the Options described below. Each Option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 6

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                                                                                 COMBINATION VARIABLE
ANNUITY OPTION                               VARIABLE ANNUITY   FIXED ANNUITY     AND FIXED ANNUITY
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 Option 1 - Life Income                               X                X
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 Option 2 - Life Income with Period Certain           X                X
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 Option 3 - Life Income with Installment Refund       X                X
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 Option 4 - Joint and Last Survivor                   X                X
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 Option 5 - Payments for a Specified Period           X                X                   X
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 Option 6 - Payments of a Specified Amount            X                X                   X
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 Option 7 - Age Recalculation                         X                X                   X
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 Option 8 - Period Certain                            X                X
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      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Unless you direct otherwise, proceeds

VARIABLE ANNUITY PROSPECTUS                                                   32
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      derived from Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Account Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis. No Annuity Payments will be made for less than $100. You may direct Investment Services to apply the proceeds of an Annuity Payment to the purchase of shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Payout Date, Annuity Option, or Annuitant, provided proper written notice is received at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

EXCHANGES AND WITHDRAWALS

      During the Annuity Period, you may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made.

      The Owner may exchange Payment Units under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

      Once Annuity Payments have commenced under Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 8. Under Annuity Options 5 through 7, an Owner may make full or partial withdrawals of Account Value (other than systematic withdrawals), subject to any applicable premium tax charge and the restrictions on withdrawals from the Fixed Interest Account.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 8, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. If the Owner elects a partial withdrawal under Option 8, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage.The Owner may

VARIABLE ANNUITY PROSPECTUS                                                   33
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      not make systematic withdrawals under Option 8. See "Annuity
      Payments" for more information with regard to how the Company calculates variable annuity payments.

ANNUITY OPTIONS

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. If no Annuity Option has been selected, the Contract provides that Annuity Payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Company, however, will not begin Annuity Payments under any Annuity Option until the Owner has contacted the Company with specific instructions that reconfirm the Annuity Option and Annuity Payout Date set forth in the Contract. Please note that any amount the Company guarantees under an Annuity Option is subject to the Company's financial strength and claims-paying ability. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND LAST SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable annuity payments, the number of Payment Units used to determine the Annuity Payment, is reduced as of the first Annuity Payment following the Annuitant's death. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

VARIABLE ANNUITY PROSPECTUS                                                   34
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      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining payments will be made to the Designated Beneficiary.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

      The Company does not allow the Annuity Payout Date to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement for 45 years using projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

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                             BASIS OF ANNUITY RATES
             ---------------------------------------------------
                   OPTIONS 1-4                  OPTION 8

             Assumed Interest Rate         Assumed Interest Rate

             Mortality Table 1983(a)
             projected for mortality
             improvement using
             projection scale G
             ---------------------------------------------------

      The Company calculates variable Annuity Payments under Options 1 through 4 and 8 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4 and 8 for each $1,000 applied to the Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amount determined for each Subaccount.

ASSUMED INTEREST RATE

      As discussed above, the annuity rates for Options 1 through 4 and 8 are based upon an assumed interest rate of 3.5%, compounded annually. Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the Annuity Payments will increase and if it is less than the assumed interest rate, the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial Annuity Payment but the amount of the Annuity Payment would increase more slowly in a rising market (or the

VARIABLE ANNUITY PROSPECTUS                                                   36
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      amount of the Annuity Payment would decline more rapidly in a declining market). A lower assumed interest rate, for example 3.5%, would have the opposite effect.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

      You may allocate all or a portion of your purchase payments, and exchange Account Value, to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. The disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Interest Account are subject to its financial strength and claims-paying ability.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and is an annual effective rate of 3%. Such interest will be paid regardless of the actual investment experience of the Company's General Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Account Value in the Fixed Interest Rate may not exceed the Guaranteed Rate.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account). The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

VARIABLE ANNUITY PROSPECTUS                                                   37
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      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken in the following order:
      (1) from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected; (2) then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

      If permitted by your Contract, the Company may discontinue accepting purchase payments or exchanges into the Fixed Interest Account at any time.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments or exchange Account Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, you will not pay directly or indirectly the investment management fees and operating expenses of the Portfolios to the extent Account Value is allocated to the Fixed Interest Account; however, you also will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      You may exchange amounts from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, if you desire to implement the Asset

VARIABLE ANNUITY PROSPECTUS                                                   38
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      Rebalancing Option, you should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once you implement an Asset Rebalancing Option, the restrictions on exchanges will not apply to exchanges made pursuant to the Option.


      Currently, the Company will allow Contractowners to make an exchange from the Fixed Interest Account at times other than the calendar month in which the Guarantee Period expires if a Contractowner requests a waiver of the limitation on exchanges from the Fixed Interest Account by calling or writing the T. Rowe Price Variable Annuity Service Center. The Company may discontinue such waivers at any time.


      Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum amount that you may exchange from the Fixed Interest Account to the Subaccounts is the lesser of (i) $500 ($200 under the Dollar Cost Averaging Option) or (ii) the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

      You may also make full withdrawals to the same extent as if you had allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals" and "Systematic Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay any full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

VARIABLE ANNUITY PROSPECTUS                                                   39
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MORE ABOUT THE CONTRACT
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OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Payout Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner, the Joint Owner, the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Payout Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

      > During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      > During which trading on the New York Stock Exchange is restricted as determined by the SEC,

VARIABLE ANNUITY PROSPECTUS                                                   40
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      > During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      > For such other periods as the SEC may by order permit for the protection of investors.

      The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION


      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR
      (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.


TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

VARIABLE ANNUITY PROSPECTUS                                                   41
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      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).


      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating purchase payments and Account Values than in the cases described in the rulings. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.


      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal

VARIABLE ANNUITY PROSPECTUS                                                   42
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      income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      > SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

      > SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

         For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

      > PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);
         (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

         If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place
         (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

VARIABLE ANNUITY PROSPECTUS                                                   43
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      ADDITIONAL CONSIDERATIONS

      > DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules:
         (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

         Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      > GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      > CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      > MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

         In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

VARIABLE ANNUITY PROSPECTUS                                                   44
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      > POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      > TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code, or a Roth IRA under Section 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. A Qualified Plan may permit the purchase of the Contracts to accumulate retirement savings under the plan. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.


      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distributions for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Contractowners, Annuitants, and Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

VARIABLE ANNUITY PROSPECTUS                                                   45
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      The following is a brief description of Qualified Plans and the use of the Contract therewith:

      > SECTION 408

        Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."


        IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000 for 2009.

        Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for 2009 for a married couple filing a joint return and $55,000 for a single taxpayer in 2009). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $166,000 and $176,000 in 2009. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


        Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.


        An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).


        If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2. If there is no Designated Beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

VARIABLE ANNUITY PROSPECTUS                                                   46
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        If an individual dies after reaching his or her required beginning date, the individual's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

        Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

        Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

        The IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

      > SECTION 408A


        Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. In 2009, the regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($166,000 to $176,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. This limit will be eliminated beginning in 2010. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

        Regular contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year if 2009 is one of the years included).


      > TAX PENALTIES

        Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or

VARIABLE ANNUITY PROSPECTUS                                                   47
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         transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified higher education expenses"; or (ix) for certain "qualified first-time homebuyer distributions."


        Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.


      > WITHHOLDING

        Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

        Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

        The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS

      FEDERAL ESTATE TAXES

      While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX

      Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

      The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

VARIABLE ANNUITY PROSPECTUS                                                   48
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      Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS

      We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION
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VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Portfolios in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolios. Voting instructions may be cast in person or by proxy.

      It is important that each Owner provide voting instructions to the Company because we vote all Portfolio shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of any or all of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

VARIABLE ANNUITY PROSPECTUS                                                   49
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      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, exchanges, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and Annuity Payments.

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

VARIABLE ANNUITY PROSPECTUS                                                   50
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ELECTRONIC PRIVILEGES

      If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center, you may: (1) request an exchange of Account Value and make changes in your purchase payment allocation and to an existing Dollar Cost Averaging or Asset Rebalancing option by telephone; (2) request an exchange of Account Value electronically via facsimile; and (3) request an exchange of Account Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make exchanges of Account Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor the Funds or the Portfolios, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend the telephone exchange privilege at any time.

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. is the principal underwriter and distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

VARIABLE ANNUITY PROSPECTUS                                                   51
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      Investment Services does not receive any commissions or other compensation from the Company or the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services. The Company discontinued making such payments in August 2003.

LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract or Investment Services' ability to perform its contract with the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts, including the yield and effective yield of the Prime Reserve Subaccount and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which

VARIABLE ANNUITY PROSPECTUS                                                   52
--------------------------------------------------------------------------------

      the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of T. Rowe Price Variable Annuity Account at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information for T. Rowe Price Variable Annuity contains more specific information and financial statements relating to the Company and the Separate Account. The Statement of Additional Information is available without charge by calling the T. Rowe Price Variable Annuity Service Center's toll-free telephone number at 1-800-469-6587 or by detaching this page from the prospectus and mailing it to the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History
      --------------------------------------------------------------------------
      Distribution of the Contract
      --------------------------------------------------------------------------
      Limits on Premiums Paid Under Tax-Qualified Retirement Plans
      --------------------------------------------------------------------------
      Performance Information
      --------------------------------------------------------------------------
      Independent Registered Public Accounting Firm
      --------------------------------------------------------------------------
      Financial Statements
      --------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS
--------------------------------------------------------------------------------

      T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
      An Individual Single Premium
      Immediate Variable Annuity Contract


      May 1, 2009


--------------------------------------------------------------------------------
      ISSUED BY:                                      MAILING ADDRESS:
      Security Benefit                                T. Rowe Price Variable
      Life Insurance Company                          Annuity Service Center
      One Security Benefit Place                      P.O. Box 750440
      Topeka, Kansas 66636-0001                       Topeka, Kansas 66675-0440
      1-800-888-2461                                  1-800-469-6587

VARIABLE ANNUITY PROSPECTUS                                                    2
--------------------------------------------------------------------------------

INTRODUCTION
--------------------------------------------------------------------------------

      > THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      > THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Immediate Variable Annuity--a single premium immediate variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in receiving retirement income.

      The Contract provides several options for Annuity Payments beginning on the Annuity Payout Date. The Annuity Payout Date, which must be within 30 days of the Contract Date, and Annuity Option are selected at the time of purchase.

      The minimum initial Purchase Payment is $25,000. The Company does not accept additional Purchase Payments. You may allocate your Purchase Payment to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    3
--------------------------------------------------------------------------------

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.


      As of April 1, 2009, due to concerns over the Company's credit ratings, T. Rowe Price has suspended the sale of new direct-sold variable annuity contracts and incoming tax-free exchanges but will continue to allow ongoing purchases into existing contracts. T. Rowe Price and the Company will continue to service the variable annuity contracts for existing contractholders, but will not offer new contracts until the Company's ratings improve.


      Your Annuity Payments, if supported by the Subaccounts, will vary based on the investment performance of the Subaccounts to which you allocate the Purchase Payment. No minimum amount of variable Annuity Payments is guaranteed, except that Annuity Payments under Option 9 are guaranteed never to fall below the Floor Payment. The Company guarantees the amount of fixed Annuity Payments. Guarantees in the Contract, including those pursuant to Option 9 and those associated with fixed Annuity Payments are subject to the Company's financial strength and claims-paying ability.


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2009, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.



      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


      Date:  May 1, 2009

VARIABLE ANNUITY PROSPECTUS                                                    4
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

      > YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Definitions                                                                   5
-------------------------------------------------------------------------------
Summary                                                                       7
-------------------------------------------------------------------------------
Expense Table                                                                10
-------------------------------------------------------------------------------
Condensed Financial Information                                              11
-------------------------------------------------------------------------------
Information About the Company, the Separate Account, and the Funds           16
-------------------------------------------------------------------------------
The Contract                                                                 19
-------------------------------------------------------------------------------
Charges and Deductions                                                       24
-------------------------------------------------------------------------------
Annuity Payments                                                             26
-------------------------------------------------------------------------------
The Fixed Interest Account                                                   36
-------------------------------------------------------------------------------
More About the Contract                                                      38
-------------------------------------------------------------------------------
Federal Tax Matters                                                          39
-------------------------------------------------------------------------------
Other Information                                                            47
-------------------------------------------------------------------------------
Performance Information                                                      50
-------------------------------------------------------------------------------
Additional Information                                                       51
-------------------------------------------------------------------------------
Table of Contents For Statement of Additional Information                    52
-------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                    5
--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

      >     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ADMINISTRATIVE OFFICE T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      ANNUITANT The person who receives Annuity Payments during the Annuity Period and on whose life Annuity Payments depend under Annuity Options 1 through 4 and 9. If the Owner names Joint Annuitants in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments or a death benefit, if applicable, is paid.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis, depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which Annuity Payments are made.

      ANNUITY PAYOUT DATE The date within 30 days of the Contract Date upon which Annuity Payments are scheduled to begin.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. Any Owner must also be an Annuitant.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which the Purchase Payment may be allocated to purchase a fixed annuity. Account Value allocated to the Fixed Interest

VARIABLE ANNUITY PROSPECTUS                                                    6
--------------------------------------------------------------------------------

      Account under Options 5 through 7 will earn fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

      FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals. The guarantee under Option 9 is subject to the Company's financial strength and claims-paying ability.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      LIQUIDITY PERIOD Under Annuity Option 9, the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a period beginning on the Contract Date and ending on a date five years from the Annuity Payout Date.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

      PORTFOLIO A portfolio or series of one of the Funds that serves as an investment vehicle for its corresponding Subaccount.

      PURCHASE PAYMENT The amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. The Purchase Payment may be allocated to Subaccounts of the Separate Account to support an Annuity Payment.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are open for trading. The
      T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate less any premium taxes due and paid by the Company.

VARIABLE ANNUITY PROSPECTUS                                                    7
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The single premium immediate variable annuity contract (the "Contract") described in this Prospectus provides several Options for Annuity Payments on a variable basis, a fixed basis, or both. You may select an Annuity Option that provides income for your lifetime or a specified period.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). An IRA may be purchased with contributions rolled over from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and
      Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      You may allocate your Purchase Payment to the T. Rowe Price Variable Annuity Account (the "Separate Account") to provide a variable annuity. See "Separate Account." The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio

      *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth
       Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    8
--------------------------------------------------------------------------------

      Your Annuity Payments, if supported by a Subaccount, will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

FIXED INTEREST ACCOUNT

      You may allocate your Purchase Payment to the Fixed Interest Account to provide a fixed annuity. The Fixed Interest Account is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENT

      The minimum Purchase Payment is $25,000. The Company does not accept additional Purchase Payments under the Contract. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. See "Purchase Payment."

CONTRACT BENEFITS

      The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees payments under the fixed Annuity Options. See "Annuity Payments." The Contract provides for a death benefit upon the death of the Annuitant under certain of the Annuity Options. See "Annuity Options" for more information.

      You may exchange your interest in the Contract among the Subaccounts, subject to certain restrictions as described in "The Contract," "Exchanges" and "The Fixed Interest Account." You may make up to six exchanges in any Contract Year.

      You may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals made prior to the Owner attaining age 59 1/2.

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right."

CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from the Purchase Payments before allocating them to your Account Value. The Company will deduct certain charges in connection with the Contract as described below.

VARIABLE ANNUITY PROSPECTUS                                                    9
--------------------------------------------------------------------------------

      > MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. The Company may also deduct this charge during the Annuity Period. See "Mortality and Expense Risk Charge."

      > PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will be deducted from your Purchase Payment if the Company incurs a premium tax. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      > WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge."

      > OTHER EXPENSES Investment management fees and operating expenses of the Portfolios are paid by the Portfolios and are reflected in the net asset value of their shares. The Owner or Annuitant indirectly bears a pro rata portion of such fees and expenses. See the prospectus for each Portfolio for more information about Portfolio expenses.

            The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.


      The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within one year of the exchange. Please see your tax advisor for further information.


CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

VARIABLE ANNUITY PROSPECTUS                                                   10
--------------------------------------------------------------------------------

EXPENSE TABLE
--------------------------------------------------------------------------------

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      TABLE 1

------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract.
The information below does not reflect state premium taxes, which may be applicable to your Contract

                                                                                         ALL OTHER
                                                                           OPTION 9    ANNUITY OPTIONS
   Sales Load on Purchase Payments                                          None            None
   Contingent Deferred Sales Load                                           None            None
   Withdrawal Charge (as a percentage of amount withdrawn)                    5%(1)         None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

   Annual Contract Fee                                                      None            None
   Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
     Annual Mortality and Expense Risk Charge                              1.40%            0.55%
     Total Separate Account Annual Expenses                                1.40%            0.55%
------------------------------------------------------------------------------------------------------

      1 The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals under Option 9 which are permitted only during the Liquidity Period. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.

      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2


 --------------------------------------------------------------------------
                                              MINIMUM           MAXIMUM

 Total Annual Portfolio Operating Expenses(1)  0.40%             1.05%
 --------------------------------------------------------------------------

      1 Expenses deducted from Portfolio assets include management fees, distribution (12b-1) fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2008, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2008.


      Examples

      These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

VARIABLE ANNUITY PROSPECTUS                                                   11
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TABLE 3
--------------------------------------------------------------------------------------------------------
                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
OPTION 9

If you surrender your Contract at the end of the applicable
  time period                                                  $    704   $  1,051   $  1,406   $  2,786
If you do not surrender or you annuitize your Contract              248        764      1,306      2,786

ALL OTHER ANNUITY OPTIONS

If you surrender your Contract at the end of the applicable
  time period                                                       163        505        871      1,900
If you do not surrender or you annuitize your Contract              163        505        871      1,900
--------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31.

      Accumulation unit values for Annuity Options 5 through 7 and a deferred annuity contract funded by the Separate Account.

      TABLE 4



-----------------------------------------------------------------------------------------------------------
                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------
NEW AMERICA GROWTH                        2008    $      26.31           $    16.16            1,007
                                          2007           23.26                26.31            1,007
                                          2006           21.79                23.26            2,092
                                          2005           20.97                21.79            1,900
                                          2004           19.01                20.97            2,028
                                          2003           14.15                19.01              167
                                          2002           19.85                14.15              ---
                                          2001           21.73                19.85            1,035
                                          2000           24.91                21.73            1,104
                                          1999           22.72                24.91              ---
-----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH                            2008           33.33                19.97            5,138
                                          2007           28.52                33.33            5,138
                                          2006           26.89                28.52            4,000
                                          2005           23.57                26.89            6,535
                                          2004           20.02                23.57            7,497
                                          2003           14.55                20.02            3,835
                                          2002           18.58                14.55            1,588
                                          2001           18.53                18.58            2,627
                                          2000           17.47                18.53            3,616
                                          1999           14.34                17.47            2,502
-----------------------------------------------------------------------------------------------------------
EQUITY INCOME                             2008           37.00                23.51           10,300
                                          2007           36.03                37.00           10,300
                                          2006           30.45                36.03            9,916
                                          2005           29.47                30.45           12,277
                                          2004           25.78                29.47           14,968
                                          2003           20.66                25.78            9,757
                                          2002           23.91                20.66            5,227
                                          2001           22.92                23.91            7,651
                                          2000           21.07                22.92            5,347
                                          1999           20.42                21.07            1,914
-----------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   12
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------
PERSONAL STRATEGY BALANCED                2008           31.82                22.19           11,054
                                          2007           29.74                31.82           11,054
                                          2006           26.73                29.74           10,624
                                          2005           25.26                26.73            9,834
                                          2004           22.51                25.26           11,754
                                          2003           18.14                22.51            5,461
                                          2002           19.78                18.14            6,227
                                          2001           19.07                19.78            7,696
                                          2000           19.44                19.07            4,477
                                          1999           18.04                19.44              ---
-----------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH                          2008           11.56                 6.61            5,056
                                          2007           10.31                11.56            5,056
                                          2006            9.46                10.31            4,686
                                          2005            8.98                 9.46            6,255
                                          2004            8.30                 8.98            7,576
                                          2003            6.49                 8.30            8,286
                                          2002            8.57                 6.49            1,745
                                          2001(1)        10.00                 8.57              ---
-----------------------------------------------------------------------------------------------------------
HEALTH SCIENCES                           2008           14.47                10.22            2,654
                                          2007           12.33                14.47            2,654
                                          2006           11.40                12.33            2,932
                                          2005           10.11                11.40            2,195
                                          2004            8.79                10.11            3,065
                                          2003            6.49                 8.79            3,755
                                          2002            9.07                 6.49            2,797
                                          2001(1)        10.00                 9.07            2,322
-----------------------------------------------------------------------------------------------------------
EQUITY INDEX 500                          2008           11.86                 7.39            6,081
                                          2007           11.34                11.86            6,081
                                          2006            9.89                11.34            6,644
                                          2005            9.48                 9.89            5,581
                                          2004            8.64                 9.48            5,809
                                          2003            6.77                 8.64            2,422
                                          2002            8.76                 6.77              ---
                                          2001(1)        10.00                 8.76              ---
-----------------------------------------------------------------------------------------------------------
LIMITED-TERM BOND                         2008           17.43                17.61           13,562
                                          2007           16.62                17.43           13,562
                                          2006           16.06                16.62           13,908
                                          2005           15.87                16.06           13,809
                                          2004           15.79                15.87           17,351
                                          2003           15.22                15.79            4,017
                                          2002           14.52                15.22            5,121
                                          2001           13.00                14.52            4,192
                                          2000           12.28                13.00              ---
                                          1999           12.38                12.28              ---
-----------------------------------------------------------------------------------------------------------
PRIME RESERVE                             2008           14.04                14.34            1,854
                                          2007           13.46                14.04            1,854
                                          2006           12.94                13.46            2,213
                                          2005           12.66                12.94            2,769
                                          2004           12.62                12.66            3,037
                                          2003           12.60                12.62            2,421
                                          2002           12.49                12.60           11,588
                                          2001           11.96                12.49           19,767
                                          2000           11.44                11.96            1,944
                                          1999           10.97                11.44              ---
-----------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   13
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK                       2008           23.17                11.82            5,882
                                          2007           20.62                23.17            5,882
                                          2006           17.41                20.62            5,916
                                          2005           15.08                17.41            5,607
                                          2004           13.33                15.08            4,278
                                          2003           10.27                13.33            1,581
                                          2002           12.64                10.27            6,062
                                          2001           15.86                12.64              ---
                                          2000           19.83                15.86            1,358
                                          1999           15.08                19.83              ---
-----------------------------------------------------------------------------------------------------------

      1     These Subaccounts commenced operations February 1, 2001.


      Accumulation unit values for Annuity Option 9.

      TABLE 5



-----------------------------------------------------------------------------------------------------------
                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
NEW AMERICA GROWTH                        2008    $      23.59           $    16.16            2,258
                                          2007           21.03           $    23.59            2,258
                                          2006           19.87                21.03            2,504
                                          2005           19.29                19.87            2,908
                                          2004           17.64                19.29            3,364
                                          2003           13.24                17.64            3,422
                                          2002           18.73                13.24            3,769
                                          2001           21.55                18.73            4,009
                                          2000           24.46                21.55            4,432
                                          1999           23.71                24.46            4,648
-----------------------------------------------------------------------------------------------------------
MID-CAP GROWTH                            2008           30.33                19.97            1,038
                                          2007           26.18                30.33            1,038
                                          2006           24.89                26.18            1,084
                                          2005           22.00                24.89            1,219
                                          2004           18.86                22.00            1,578
                                          2003           13.82                18.86            1,661
                                          2002           17.80                13.82            1,812
                                          2001           18.22                17.80            1,990
                                          2000           17.20                18.22            2,164
                                          1999           15.19                17.20            2,102
-----------------------------------------------------------------------------------------------------------
EQUITY INCOME                             2008           33.17                23.51            4,762
                                          2007           32.58                33.17            4,762
                                          2006           27.77                32.58            5,126
                                          2005           27.10                27.77            5,803
                                          2004           23.92                27.10            5,777
                                          2003           19.33                23.92            5,998
                                          2002           22.56                19.33            6,293
                                          2001           22.56                22.56            6,849
                                          2000           20.23                22.56            7,371
                                          1999           22.10                20.23            6,429
-----------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   14
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------

PERSONAL STRATEGY BALANCED                2008           28.52                22.19            2,454
                                          2007           26.89                28.52            2,454
                                          2006           24.38                26.89            2,695
                                          2005           23.23                24.38            3,192
                                          2004           20.89                23.23            2,296
                                          2003           16.97                20.89            2,428
                                          2002           18.67                16.97            2,671
                                          2001           19.40                18.67            2,904
                                          2000           18.67                19.40            3,155
                                          1999           18.25                18.67            2,020
-----------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH                          2008           10.89                 6.61            2,610
                                          2007            9.80                10.89            2,610
                                          2006            9.06                 9.80            2,799
                                          2005            8.67                 9.06            4,231
                                          2004            8.09                 8.67              ---
                                          2003             N/A                  N/A              ---
                                          2002             N/A                  N/A              N/A
                                          2001(1)          N/A                  N/A              N/A
-----------------------------------------------------------------------------------------------------------
HEALTH SCIENCES                           2008           13.63                10.22              ---
                                          2007           11.71                13.63              ---
                                          2006           10.92                11.71              ---
                                          2005            9.77                10.92              191
                                          2004            8.57                 9.77              ---
                                          2003             N/A                  N/A              ---
                                          2002             N/A                  N/A              N/A
                                          2001(1)          N/A                  N/A              N/A
-----------------------------------------------------------------------------------------------------------
EQUITY INDEX 500                          2008           11.16                 7.39              ---
                                          2007           10.77                11.16              ---
                                          2006            9.47                10.77              ---
                                          2005            9.16                 9.47              369
                                          2004            8.42                 9.16              ---
                                          2003             N/A                  N/A              ---
                                          2002             N/A                  N/A              N/A
                                          2001(1)          N/A                  N/A              N/A
-----------------------------------------------------------------------------------------------------------
LIMITED-TERM BOND                         2008           15.64                17.61              ---
                                          2007           15.04                15.64              ---
                                          2006           14.65                15.04              ---
                                          2005           14.61                14.65              ---
                                          2004           14.66                14.61              145
                                          2003           14.25                14.66              158
                                          2002           13.71                14.25              171
                                          2001           12.82                13.71              185
                                          2000           11.87                12.82              199
                                          1999           11.89                11.87                0
-----------------------------------------------------------------------------------------------------------
PRIME RESERVE                             2008           13.38                14.34              ---
                                          2007           12.94                13.38              ---
                                          2006           12.54                12.94              ---
                                          2005           12.38                12.54              ---
                                          2004           12.45                12.38              ---
                                          2003             N/A                  N/A              ---
                                          2002             N/A                  N/A              N/A
                                          2001             N/A                  N/A              N/A
                                          2000             N/A                  N/A              N/A
                                          1999             N/A                  N/A              N/A
-----------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY PROSPECTUS                                                   15
--------------------------------------------------------------------------------

                                                        ACCUMULATION UNIT VALUE              ACCUMULATION
                                                  ------------------------------------     UNITS OUTSTANDING
            SUBACCOUNT                    YEAR    BEGINNING OF PERIOD    END OF PERIOD     AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK                       2008           20.77                11.82              ---
                                          2007           18.64                20.77              ---
                                          2006           15.87                18.64              ---
                                          2005           13.87                15.87              356
                                          2004           12.37                13.87              ---
                                          2003            9.61                12.37              ---
                                          2002           11.93                 9.61              578
                                          2001           15.55                11.93              649
                                          2000           19.20                15.55              722
                                          1999           15.13                19.20              782
-----------------------------------------------------------------------------------------------------------

      1     These Subaccounts commenced operations February 1, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   16
--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2008, the Company had total assets of approximately $9.3 billion. Together with its affiliates, the Company has total funds under management of approximately $24.3 billion.


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity

VARIABLE ANNUITY PROSPECTUS                                                   17
--------------------------------------------------------------------------------

      contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS

      Each Fund is a diversified, open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Portfolios. Each Portfolio pursues different investment objectives and policies.

      Shares of the Portfolios currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Portfolios have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if both the Portfolio and the other fund are managed by the same adviser.

      Because the Portfolios may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Portfolios also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Portfolios serve as investment vehicles might at some time be in conflict. However, the Company and each Portfolio's Board of Directors are required to monitor events in order to identify any material conflicts that arise from the use of the Portfolios for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Portfolio(s) involved in the conflict. This might force a Portfolio to sell securities at disadvantageous prices.

      A summary of the investment objective of each Portfolio is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                   18
--------------------------------------------------------------------------------

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is to seek to provide long-term growth of capital through investments primarily in the common stocks of growth companies.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to seek to provide substantial dividend income as well as capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to seek to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.


      T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality U.S.
      dollar-denominated money market securities.



      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

VARIABLE ANNUITY PROSPECTUS                                                   19
--------------------------------------------------------------------------------

      *The Mid-Cap Growth Subaccount, which invests in the Mid-Cap Growth
       Portfolio, is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid-Cap Growth Subaccount. If you purchased your Contract on or after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid-Cap Growth Subaccount.

      **"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a single premium immediate variable annuity. To the extent that you allocate all or a portion of the Purchase Payment to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Contractowner who assumes the risk of investment gain or loss rather than the Company. The Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount of variable Annuity Payments will depend on the investment performance of the Subaccounts to which the Purchase Payment has been allocated. The Company guarantees the amount of fixed Annuity Payments subject to its financial strength and claims-paying ability.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code ("Qualified Plan"). An IRA may be purchased with contributions from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A." You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantage beyond those already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits in addition to providing

VARIABLE ANNUITY PROSPECTUS                                                   20
--------------------------------------------------------------------------------

      tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT

      Many financial services companies, including insurance companies, have faced unprecedented challenges over the past several months, and the Company ("we") is not immune to those challenges. We know it is important for you to understand how these events may affect your Contract Value and our ability to meet the guarantees under your Contract.

      ASSETS IN THE SEPARATE ACCOUNT

      Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

      ASSETS IN THE GENERAL ACCOUNT

      Any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and guarantees under the Annuity Options), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

      Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

      OUR RATINGS

      You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

      FINANCIAL STATEMENTS

      We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available without charge by writing to the T. Rowe Price Variable Annuity Service Center at P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling the T. Rowe Price Variable Annuity Service Center at 1-800-469-6587. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting

VARIABLE ANNUITY PROSPECTUS                                                   21
--------------------------------------------------------------------------------

      www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.


APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and the Purchase Payment to the Company, as well as any other form or information that the Company may require. The Purchase Payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      Any Owner must also be an Annuitant. The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENT

      The minimum Purchase Payment for the purchase of a Contract is $25,000. The Company will not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      An application will be considered properly completed if it (1) includes all information requested on the application, including election of an Annuity Option, and (2) is accompanied by proof of the date of birth of the Annuitant and any Joint Annuitant and the entire amount of the Purchase Payment.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

VARIABLE ANNUITY PROSPECTUS                                                   22
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ALLOCATION OF THE PURCHASE PAYMENT

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which the Purchase Payment will be allocated. The Purchase Payment will be allocated according to your instructions contained in the application, except that no Purchase Payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives generally include the Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7 and during the Liquidity Period under Option 9. There is no Account Value under Options 1 through 4 and 8, or after the Liquidity Period, under Option 9.

      On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Account Value, partial withdrawals, the charges assessed in connection with the Contract and Annuity Payments under Options 5 through 7 and during the Liquidity Period, under Option 9. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate all or part of the Purchase Payment to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price of the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including full or partial withdrawals and any withdrawal charge, exchanges, Annuity Payments under Options 5 through 7 and during the Liquidity Period under Option 9, and assessment of premium taxes against the Contract, affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Accumulation Unit value of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the price determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

VARIABLE ANNUITY PROSPECTUS                                                   23
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      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge of the applicable Annuity Option under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Your Purchase Payment will be allocated according to your instructions contained in the application. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you any part of your Purchase Payment allocated to the Fixed Interest Account plus the Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date, the Company will pay the death benefit proceeds upon receipt of due proof of death and instructions regarding payment. If the Owner dies and there is no Joint Annuitant, the death benefit proceeds will be payable to the Designated Beneficiary in an amount equal to the Account Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company, less any premium taxes due or paid by the Company, any partial withdrawals and any Annuity Payments. If the Owner dies and there is a Joint Annuitant, the surviving Joint Annuitant may elect to receive the death benefit proceeds described above or elect a new Annuity Option. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option selected by the Owner. See "Annuity Options." A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

VARIABLE ANNUITY PROSPECTUS                                                   24
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      Please note that any death benefit payment we make in excess of Account Value is subject to our financial strength and claims-paying ability.

DISTRIBUTION REQUIREMENTS

      If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. For Contracts issued in connection with Non-Qualified Plans, if any Owner dies prior to the Annuity Payout Date, the entire death benefit must be paid within five years after the death of such Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If any Owner dies on or after the Annuity Payout Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal to an annual rate of 1.40% of each Subaccount's average daily net assets.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that Annuity Payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity."

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional, distribution, and administrative expenses, including compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's

VARIABLE ANNUITY PROSPECTUS                                                   25
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      state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted from the Purchase Payment if premium tax is incurred. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE

      The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. Withdrawals after the fifth year from the Annuity Payout Date are not permitted. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

      TABLE 6

      -------------------------------------------------------------
        YEAR FROM ANNUITY PAYOUT DATE             WITHDRAWAL CHARGE

                  First                                5%
                  Second                               4%
                  Third                                3%
                  Fourth                               2%
                  Fifth                                1%
      -------------------------------------------------------------

      The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option 9).

FUND EXPENSES

      Each Subaccount purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Portfolio. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. The Company bears no responsibility for such fees and expenses.

VARIABLE ANNUITY PROSPECTUS                                                   26
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ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

      You must select an Annuity Payout Date, which must be within 30 days of the Contract Date, at the time of purchase. If you do not select an Annuity Payout Date, the Annuity Payout Date will be a date one month from the Contract Date. For example, if the Contract Date is February 28 and no Annuity Payout Date is selected, the Annuity Payout Date will be March 28.

      On the Annuity Payout Date, the Purchase Payment, less any applicable premium taxes, will be applied to provide an annuity under one of the Options described below. The Purchase Payment is further reduced by an amount equal to 1.8% of the Purchase Payment if you elect a fixed annuity under one of Options 1 through 4 or 8. Each Option, except Option 9, which is available only as a variable annuity, is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 7

--------------------------------------------------------------------------------------------------------
                                                                                    COMBINATION VARIABLE
ANNUITY OPTION                                 VARIABLE ANNUITY    FIXED ANNUITY     AND FIXED ANNUITY
--------------------------------------------------------------------------------------------------------
  Option 1 - Life Income                               X                 X
--------------------------------------------------------------------------------------------------------
  Option 2 - Life Income with Period Certain           X                 X
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  Option 3 - Life Income with Installment Refund       X                 X
--------------------------------------------------------------------------------------------------------
  Option 4 - Joint and Last Survivor                   X                 X
--------------------------------------------------------------------------------------------------------
  Option 5 - Payments for a Specified Period           X                 X                    X
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  Option 6 - Payments of a Specified Amount            X                 X                    X
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  Option 7 - Age Recalculation                         X                 X                    X
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  Option 8 - Period Certain                            X                 X
--------------------------------------------------------------------------------------------------------
  Option 9 - Life Income with Liquidity                X
--------------------------------------------------------------------------------------------------------

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Any portion of the net Purchase Payment under the Contract allocated to the Subaccounts will be applied to purchase a variable annuity and any portion under the Contract allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The net Purchase Payment will be equal to the Purchase Payment, reduced by any applicable premium taxes, and 1.8% of the Purchase Payment if a fixed annuity under one of Options 1 through 4 or 8 is selected.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No Annuity Payments will be made for less than $100 except that there is no minimum payment amount with respect to Annuity Payments under Option 9. You may direct Investment Services to apply the proceeds of an Annuity Payment to the purchase of shares of one or more of the T. Rowe Price Funds by submitting a written request to the
      T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

VARIABLE ANNUITY PROSPECTUS                                                   27
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      You may not change the Annuity Payout Date, Annuity Option or Annuitant at any time after the Contract has been issued.

EXCHANGES

      You may exchange Account Value or Payment Units (depending upon the Annuity Option selected) among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. You may make exchanges by telephone if telephone exchanges were elected in the application, or an Authorization for Telephone Requests form has been completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount. Exchanges of Account Value or Payment Units will immediately affect the amount of future Annuity Payments, which will be based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the Annuity Payment until the next annual reset date.

      The Owner may exchange Payment Units among Subaccounts under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." Under Option 9, the Owner may exchange only among the Subaccounts (excluding the Prime Reserve Subaccount). Under Option 9, Account Value may be exchanged during the Liquidity Period and Payment Units may be exchanged after the Liquidity Period. An exchange of Account Value during the Liquidity Period under Option 9 will automatically effect a corresponding exchange of Payment Units.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals), hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios and Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner or Participant has made during the Contract Year). In making

VARIABLE ANNUITY PROSPECTUS                                                   28
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      this determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

            >     The total dollar amount being exchanged:

            > The number of exchanges you made within the previous three months;

            >     Exchanges to and from (or from and to) the same Subaccount;

            > Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

            > Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.

      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company will may send you a letter notifying you that it is prohibiting you from making telephone exchanges or other electronic exchanges and instead requiring that you submit exchange requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of exchanges from a Subaccount followed by an exchange to that Subaccount (or to a Subaccount followed by an exchange from that Subaccount) ("round trip exchanges") during the prior three-month period or such shorter period as specified in the chart below), the Company will prohibit further exchanges to that Subaccount until such exchange may be made without violating the number of round trip exchanges permitted (please see the chart below).

      TABLE 8

-----------------------------------------------------------------------------------------
                                                                          NUMBER OF ROUND
                     SUBACCOUNT                                           TRIP EXCHANGES*
-----------------------------------------------------------------------------------------
T. Rowe Price Prime Reserve                                                  Unlimited

T. Rowe Price New America Growth, T. Rowe Price Equity Income,                   1
T. Rowe Price Personal Strategy Balanced, T. Rowe Price Blue Chip
Growth, T. Rowe Price Health Sciences, T. Rowe Price Equity Index
500, T. Rowe Price Limited-Term Bond, T. Rowe Price Mid-Cap Growth,
T. Rowe Price International Stock
-----------------------------------------------------------------------------------------

      *Number of round trip exchanges that can be made in any three-month period before the Company will prohibit further exchanges to that Subaccount. Exchanges to the Subaccount will be prohibited until such exchange may be made without violating the number of round trip exchanges set forth above.

      In addition to the Company's own frequent exchange procedures, the Portfolios may have adopted their own policies and procedures with respect to frequent exchange of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Portfolios have reserved the right to temporarily or permanently refuse payments or exchange requests from the Company if, in the judgment of the Portfolio's manager, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Portfolios' frequent exchange policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates the Company to provide to the Portfolio promptly upon request

VARIABLE ANNUITY PROSPECTUS                                                   29
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      certain information about the trading activity of individual Owners or Annuitants, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or exchanges by specific Owners who violate the frequent exchange policies established by the Portfolio.

      Managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners, Annuitants or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners or Annuitants seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners or Annuitants determined to be engaged in exchange activity that may adversely affect other Owners, Annuitants, Participants, or Portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Annuitants without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

VARIABLE ANNUITY PROSPECTUS                                                   30
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      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners and Annuitants bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners or Annuitants and, as a result, the Company will inadvertently treat those Owners or Annuitants differently than Owners or Annuitants it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners or Annuitants may be treated differently than others. Consequently, there is a risk that some Owners or Annuitants may be able to engage in market timing while others suffer the adverse effects of such trading activities.

FULL AND PARTIAL WITHDRAWALS

      Once the Contract has been issued, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity and receive a lump-sum settlement in return. Full and partial withdrawals of Account Value are available, however, under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge." An Owner may elect to withdraw the present value of Annuity Payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals will reduce the amount of future Annuity Payments. Under Option 9, upon a partial withdrawal of Account Value, the amount of the Annuity Payment, Floor Payment and number of Payment Units used to calculate the Annuity Payment will be reduced. The amount of the Annuity Payment and the number of Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. The Floor Payment is reduced in the same proportion as the withdrawal reduces overall Account Value as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

      TABLE 9

----------------------------------------------------------------------------------------------------
SUBACCOUNTS FROM WHICH           ACCOUNT VALUE ON             WITHDRAWAL AMOUNT           PERCENTAGE
ANNUITY PAYMENT IS MADE         DATE OF WITHDRAWAL     (INCLUDING WITHDRAWAL CHARGES)      REDUCTION
Equity Income                      $    95,000                 $          0                     0%
International Stock                $    25,000                 $     15,000                    60%
Total                              $   120,000                 $     15,000                  12.5%
----------------------------------------------------------------------------------------------------

      TABLE 10

---------------------------------------------------------------------------------------------------
                                  PRIOR TO PARTIAL WITHDRAWAL          AFTER PARTIAL WITHDRAWAL
                                -------------------------------------------------------------------
                                  AMOUNT                            AMOUNT
SUBACCOUNTS FROM WHICH          OF ANNUITY   PAYMENT    FLOOR     OF ANNUITY   PAYMENT     FLOOR
ANNUITY PAYMENT IS MADE           PAYMENT     UNITS    PAYMENT      PAYMENT     UNITS    PAYMENT(1)
Equity Income(2)                $      300   29.7914        N/A   $      300   29.7914          N/A
International Stock(3)          $      100    9.7847        N/A   $       40    3.9139          N/A
Total                           $      400             $    304   $      340             $      266
---------------------------------------------------------------------------------------------------

     (1) The Floor Payment is reduced by 12.5%, the percentage by which the partial Withdrawal reduced Account Value.

     (2) The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

     (3)    The Annuity Payment and Payment Units allocated to this
            Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                   31
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      A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the withdrawal, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $10,000, or with respect to Option 8, Annuity Payments after the withdrawal would be less than $100, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained.

      A full or partial withdrawal may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

ANNUITY OPTIONS

      The Contract provides for nine Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. Please note that any amount the Company guarantees under an Annuity Option is subject to the Company's financial strength and claims-paying ability. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated

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      Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first Annuity Payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (For a Contract issued in connection with a Qualified Plan, periodic Annuity Payments will be made during the life of the participant under the Plan (the "Primary Annuitant"). Upon the death of the Primary Annuitant, payments will be made to the Joint Annuitant during his or her lifetime. Annuity Payments will be reduced by the selected percentage, if any, only upon the death of the Primary Annuitant.)

      With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to Variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced, if applicable, as of the first Annuity Payment following an Annuitant's (for Qualified Plans, the Primary Annuitant's) death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables, and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining Annuity Payments will be made to the Designated Beneficiary.

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      OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain will be for a period of 10 years in the case of a Contract issued in connection with a Qualified Plan if the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants is less than 15 years, but more than 10 years. In any case, the period certain may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants if the Contract is issued in connection with a Qualified Plan.

      Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals." The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments (including the Floor Payment) during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If Account Value allocated to a Subaccount is depleted during the Liquidity Period, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.

      If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (For a Contract issued in connection with a Qualified Plan, periodic Annuity Payments will be made during the life of the participant under the Plan (the "Primary Annuitant"). Upon the death of the Primary Annuitant, payments will be made to the Joint Annuitant during his or her lifetime. Annuity Payments will be reduced by the selected percentage, if any, only upon the death of the Primary Annuitant.) The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.

      A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows:
      (1) a lump sum equal to the present value, calculated using the assumed interest rate, of the remaining guaranteed Annuity Payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed Annuity Payments paid to the Designated Beneficiary on a monthly basis.

      If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of Annuity Payments to the surviving Annuitant may be increased as of the close of the Liquidity Period. Whether the amount of the Annuity Payment will be increased is determined by applying an amount equal to the present value of the future Annuity Payments based upon the joint lives of the Annuitants, calculated using the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an Annuity Payment. If this Annuity Payment is greater than the current Annuity Payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

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SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement using projection scale G and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by the Owner. Only an assumed interest rate of 3.5% is available under Option 9. See the discussion under "Assumed Interest Rate," below. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

            ---------------------------------------------------------------
                     OPTIONS 1-4 AND 9                      OPTION 8

            Assumed Interest Rate                     Assumed Interest Rate

            Mortality Table 1983(a)
            projected for mortality
            improvement using
            projection scale G
            ---------------------------------------------------------------

      The Company calculates variable Annuity Payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and initially was $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and 9 for each $1,000 applied to an Annuity Option. The net Purchase Payment as of the Annuity Payout Date is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to

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      more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Purchase Payment is allocated. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8 or during the Liquidity Period under Option 9.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amounts determined for each Subaccount. Annuity Payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date to reflect the investment performance of the Subaccount(s). An example is set forth below of an Annuity Payment calculation under Option 9 assuming purchase of a Contract by a 60-year old male with a Purchase Payment of $100,000 and no premium tax.

      TABLE 11

-----------------------------------------------------------------------------------------------------------
Initial Purchase Payment                $  100,000
Premium Tax                             -        0    $  100,000
                                        ----------    ------------ = 100
Net Purchase Payment                    $    1,000    $  100,000

Amount determined by reference to annuity table for a male, age 60 under Option 9...............  $  4.78

First Variable Annuity Payment (100 x $4.78)....................................................  $   478

                      ALLOCATION OF      FIRST VARIABLE         PAYMENT UNIT           NUMBER OF PAYMENT
                       NET PURCHASE     ANNUITY PAYMENT       VALUE ON ANNUITY      UNITS USED TO DETERMINE
SUBACCOUNT               PAYMENT           ALLOCATION            PAYOUT DATE          SUBSEQUENT PAYMENTS
Equity Income              50%            $   239.00      /       $   1.51         =       158.2781
International Stock        50%                239.00      /           1.02         =       234.3137
                                          ----------
                                          $   478.00

                   NUMBER OF PAYMENT UNITS USED TO          PAYMENT UNIT VALUE       AMOUNT OF SUBSEQUENT
SUBACCOUNT          DETERMINE SUBSEQUENT PAYMENTS          ON ANNUAL RESET DATE        ANNUITY PAYMENT
Equity Income                  158.2781            x             $  1.60            =    $   253.24
International Stock            234.3137            x                1.10            =        257.74
                                                                                         ----------
Subsequent Variable Annuity Payment..................................................... $   510.98

                          DATE OF         AMOUNT OF                           DATE OF          AMOUNT OF
                      ANNUITY PAYMENT  ANNUITY PAYMENT                    ANNUITY PAYMENT   ANNUITY PAYMENT
Annuity Payout Date      February 15   $    478.00                          September 15     $   478.00
                         March 15           478.00                          October 15           478.00
                         April 15           478.00                          November 15          478.00
                         May 15             478.00                          December 15          478.00
                         June 15            478.00                          January 15           478.00
                         July 15            478.00      Annual Reset Date   February 15          510.98
                         August 15          478.00
-----------------------------------------------------------------------------------------------------------

ASSUMED INTEREST RATE

      The annuity tables in the Contract which are used to calculate variable Annuity Payments for Annuity Options 1 through 4, and 8 are based upon an "assumed interest rate" of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. (Only an assumed interest rate of 3.5% is available under Option 9.) Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net

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      performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable Annuity Payment, but the amount of the Annuity Payment would increase more slowly in a rising market (or the amount of the Annuity Payment would decline more rapidly in a declining market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

      You may allocate your net Purchase Payment to the Fixed Interest Account to purchase a fixed annuity under Annuity Options 1 through 4 and 8. Under Annuity Options 5 through 7, all or a portion of the Purchase Payment may be allocated to the Fixed Interest Account and Account Value allocated to the Subaccounts under those Options may be exchanged to the Fixed Interest Account. A fixed annuity is not available under Option 9. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The disclosure in this Prospectus relating to the Fixed Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Interest Account are subject to its financial strength and claims-paying ability.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration

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      of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

      Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that is supported by the Fixed Interest Account as for a Contract that is supported by the Subaccounts. See "Annuity Options."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate the Purchase Payment to the Fixed Interest Account as for those who allocate the Purchase Payment to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract is supported by the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      Under Annuity Options 5 through 7 only, Account Value may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitation. Exchanges from the Fixed Interest Account are allowed only from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the exchange is effected. Up to six exchanges are allowed in any Contract Year and the minimum exchange amount is $500 or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may

VARIABLE ANNUITY PROSPECTUS                                                   38
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      be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      The Contractowner may make a full or partial withdrawal of Account Value allocated to the Fixed Interest Account only under Annuity Options 5 through 7. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the partial withdrawal is effected, and (2) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. See "Full and Partial Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the
      T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
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OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only if the Contract is issued pursuant to a Non-Qualified Plan and the Joint Owner is an Annuitant.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the
      Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date the Change of Beneficiary form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

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PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

      > During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      > During which trading on the New York Stock Exchange is restricted as determined by the SEC,

      > During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      > For such other periods as the SEC may by order permit for the protection of investors.

      The Company reserves the right to delay payments of any full or partial withdrawal until your Purchase Payment check has been honored by your bank.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant, the correct amount paid or payable by the Company under the Contract shall be such as the Purchase Payment under the Contract would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
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INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").


      The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult

VARIABLE ANNUITY PROSPECTUS                                                   40
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      with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.


TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).



      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating the Purchase Payment and Account Values than in the cases described in the rulings. While the Company does not think that such will be the case, these differences could result

VARIABLE ANNUITY PROSPECTUS                                                   41
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      in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.


      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      o     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

      o SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

      For fixed Annuity Payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable Annuity Payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable Annuity Payment is taxable. Once the excludable portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

      o PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expec-

VARIABLE ANNUITY PROSPECTUS                                                   42
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            tancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

      ADDITIONAL CONSIDERATIONS

      > DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      > GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      > CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      > MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified Plan annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such

VARIABLE ANNUITY PROSPECTUS                                                   43
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            contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, Annuity Payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      > POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      > TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code or a Roth IRA under Section 408A of the Code.

      If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.


      The amounts that may be contributed to a Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially

VARIABLE ANNUITY PROSPECTUS                                                   44
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      suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distributions for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Contractowners, participants and Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.


      The following is a brief description of Qualified Plans and the use of the Contract therewith:

      >     SECTION 408

            Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."


            IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000 for 2009.

            Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for 2009 for a married couple filing a joint return and $55,000 for a single taxpayer in 2009). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $166,000 and $176,000 in 2009. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


            Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.


            An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

VARIABLE ANNUITY PROSPECTUS                                                   45
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            If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

            If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

            Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

            Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

      >     SECTION 408A


            Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. In 2009, the regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($166,000 to $176,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. This limit will be eliminated beginning in 2010. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

            Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner (sixth year if 2009 is one of the years included).

VARIABLE ANNUITY PROSPECTUS                                                   46
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      >     TAX PENALTIES

            Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions:
            (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary;
            (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified" higher education expenses; or (ix) for certain "eligible first-time home buyer expenses."


            Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.


      >     WITHHOLDING

            Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

            Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

            The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS

      FEDERAL ESTATE TAXES

      While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

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      GENERATION-SKIPPING TRANSFER TAX

      Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

      The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS

      We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION
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VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Portfolios in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolios. Voting instructions may be cast in person or by proxy.

      It is important that each Owner or Annuitant provide voting instructions to the Company because we vote all Portfolio shares proportionately in accordance with instructions received from Owners and Annuitants. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners or Annuitants may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners or Annuitants, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

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SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of any or all of the Portfolio(s) should become inappropriate in view of the purposes of the Contract would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased, in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

VARIABLE ANNUITY PROSPECTUS                                                   49
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REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating any Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon the initial Purchase Payment, exchanges and full and partial withdrawals. Annuity Payments will be confirmed quarterly.

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

ELECTRONIC PRIVILEGES

      If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center, you may: (1) request an exchange of Account Value or Payment Units by telephone; (2) request an exchange of Account Value electronically via facsimile; and (3) request an exchange of Account Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make exchanges of Account Value on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor the Funds or the Portfolios, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

VARIABLE ANNUITY PROSPECTUS                                                   50
--------------------------------------------------------------------------------

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. ("Investment Services") is the principal underwriter and distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds. Investment Services does not receive any commissions or other compensation from the Company or the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services. The Company discontinued making such payments in August 2003.

LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account, the Company's ability to meet its obligations under the Contract, or Investment Services' ability to perform its contract with the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts, including the yield and effective yield of the Prime Reserve Subaccount and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

VARIABLE ANNUITY PROSPECTUS                                                   51
--------------------------------------------------------------------------------

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of T. Rowe Price Variable Annuity Account at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements are included in the Statement of Additional Information.

VARIABLE ANNUITY PROSPECTUS                                                   52
--------------------------------------------------------------------------------


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information for T. Rowe Price Variable Annuity contains more specific information and financial statements relating to the Company and the Separate Account. The Statement of Additional Information is available without charge by calling the T. Rowe Price Variable Annuity Service Center's toll-free telephone number at 1-800-469-6587 or by detaching this page from the prospectus and mailing it to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History
      --------------------------------------------------------------
      Distribution of the Contract
      --------------------------------------------------------------
      Limits on Premiums Paid Under Tax-Qualified Retirement Plans
      --------------------------------------------------------------
      Independent Registered Public Accounting Firm
      --------------------------------------------------------------
      Performance Information
      --------------------------------------------------------------
      Financial Statements
      --------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION

DATE: MAY 1, 2009


      --------------------------------------------------------------------------
      ISSUED BY:                                    MAILING ADDRESS:
      Security Benefit Life Insurance Company          T. Rowe Price Variable
                                                         Annuity Service Center
      One Security Benefit Place                       P.O. Box 750440
      Topeka, Kansas 66636-0001                        Topeka, Kansas 66675-0440
      1-800-888-2461                                   1-800-469-6587



      This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price No-Load Variable Annuity or the T. Rowe Price No-Load Immediate Variable Annuity dated May 1, 2009. A copy of the Prospectuses may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.


                                                                         K15-049

STATEMENT OF ADDITIONAL INFORMATION                                            2
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

    General Information and History                                          3
    ------------------------------------------------------------------------ ---

    Distribution of the Contract                                             3
    ------------------------------------------------------------------------ ---

    Limits on Premiums Paid Under Tax-Qualified Retirement Plans             3
    ------------------------------------------------------------------------ ---

    Performance Information                                                  4
    ------------------------------------------------------------------------ ---

    Independent Registered Public Accounting Firm                            5
    ------------------------------------------------------------------------ ---

    Financial Statements                                                     5
    ------------------------------------------------------------------------ ---

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------


GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------

      For a description of the Individual Flexible Premium Deferred Variable Annuity Contract or the Single Premium Immediate Variable Annuity Contract (each referred to herein as the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the appropriate Prospectus. This Statement of Additional Information contains information that supplements the information in the respective Prospectuses. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectuses.

SAFEKEEPING OF ASSETS
      The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------


      T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.


      Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, or an affiliate thereof, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
--------------------------------------------------------------------------------

SECTION 408 AND 408A

      Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 each tax year.

      Spousal IRAs allow an Owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

STATEMENT OF ADDITIONAL INFORMATION                                            4
--------------------------------------------------------------------------------


      Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code.
      Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Prime Reserve Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

      Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      The Company does not currently calculate yield or effective yield for the Prime Reserve Subaccount. Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)(6) - 1]
                                     ----
                                      cd

      where    a  =    net investment income earned during the period by the
                       Portfolio attributable to shares owned by the Subaccount,

               b  =    expenses accrued for the period (net of any
                       reimbursements),

               c  =    the average daily number of Accumulation Units
                       outstanding during the period that were entitled to receive dividends, and

               d  =    the maximum offering price per Accumulation Unit on the
                       last day of the period.

      Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5, or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by total return figures that reflect the deduction of the mortality and expense risk charge since the date of inception of the Separate Account or Subaccount.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance product funds, or other investment products tracked by Lipper Analytical Services, Inc., Morningstar, Inc. or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and
      (iii) personal or general hypothetical illustrations of accumulation and payout period Account Values and annuity payments. From time to time information may be provided in advertising, sales literature and other written material regarding the appropriateness of the various annuity options as well as their advantages and disadvantages to contractholders and prospective investors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 and the financial statements of T. Rowe Price Variable Annuity at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of T. Rowe Price Variable Annuity at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements are set forth herein, following this section.


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account
Year Ended December 31, 2008
With Report of Independent Registered Public Accounting Firm

                     T. Rowe Price Variable Annuity Account

                              Financial Statements

                          Year Ended December 31, 2008

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .....................  1

Audited Financial Statements

Statements of Net Assets ....................................................  3
Statements of Operations ....................................................  5
Statements of Changes in Net Assets .........................................  7
Notes to Financial Statements ............................................... 10

             Report of Independent Registered Public Accounting Firm

The Contract Owners
T. Rowe Price Variable Annuity Account and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of T. Rowe Price Variable Annuity Account (the Account), a separate account of Security Benefit Life Insurance Company comprised of the New America Growth, Mid-Cap Growth, Equity Income, Personal Strategy Balanced, Blue Chip Growth, Health Sciences, Equity Index 500, Limited-Term Bond, Prime Reserve, and International Stock subaccounts as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of T. Rowe Price Variable Annuity Account at December 31, 2008, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

April 10, 2009

                     T. Rowe Price Variable Annuity Account

                            Statements of Net Assets

                                December 31, 2008

                                                                              PERSONAL
                            NEW AMERICA       MID-CAP                         STRATEGY       BLUE CHIP
                              GROWTH          GROWTH       EQUITY INCOME      BALANCED         GROWTH
                           ------------------------------------------------------------------------------
Assets:
   Mutual funds, at value  $  16,127,367   $  28,577,414   $  49,773,709   $  27,703,948   $   6,707,698
                           ------------------------------------------------------------------------------
Total assets                  16,127,367      28,577,414      49,773,709      27,703,948       6,707,698
                           ------------------------------------------------------------------------------
Net assets                 $  16,127,367   $  28,577,414   $  49,773,709   $  27,703,948   $   6,707,698
                           ==============================================================================

Net assets:
   Accumulation assets     $  15,806,847   $  28,295,743   $  48,840,922   $  27,014,884   $   6,627,070
   Annuity assets                320,520         281,671         932,787         689,064          80,628
                           ------------------------------------------------------------------------------
Net assets                 $  16,127,367   $  28,577,414   $  49,773,709   $  27,703,948   $   6,707,698
                           ==============================================================================

Units outstanding:
   Accumulation / nonlife
     option                      994,977       1,425,004       2,102,285       1,235,231       1,007,012
   Life option DVA/IVA             1,007           5,138          10,300          11,054           5,056
   Option 9                        2,258           1,038           4,762           2,454           2,610
                           ------------------------------------------------------------------------------
Total units                      998,242       1,431,180       2,117,347       1,248,739       1,014,678
                           ==============================================================================

Unit value
   Accumulation / nonlife
     option                $       16.16   $       19.97   $       23.51   $       22.19   $        6.61
   Life option DVA/IVA     $        1.01   $        1.32   $        1.46   $        1.38   $        5.02
   Option 9                $       14.36   $       18.01   $       20.89   $       19.72   $        6.17

Mutual funds, at cost      $  26,277,985   $  39,016,643   $  70,077,782   $  37,221,101   $   9,375,354
Mutual fund shares             1,263,900       2,057,409       3,470,970       2,181,413         989,336

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

                                              EQUITY INDEX    LIMITED-TERM                   INTERNATIONAL
                           HEALTH SCIENCES        500             BOND       PRIME RESERVE       STOCK
                           --------------------------------------------------------------------------------
Assets:
   Mutual funds, at value  $     7,568,558   $   4,971,437   $  12,738,068   $  29,810,344   $  17,538,658
                           --------------------------------------------------------------------------------
Total assets                     7,568,558       4,971,437      12,738,068      29,810,344      17,538,658
                           --------------------------------------------------------------------------------
Net assets                 $     7,568,558   $   4,971,437   $  12,738,068   $  29,810,344   $  17,538,658
                           ================================================================================

Net assets:
   Accumulation assets     $     7,477,248   $   4,849,552   $  12,167,702   $  29,695,743   $  17,285,898
   Annuity assets                   91,310         121,885         570,366         114,601         252,760
                           --------------------------------------------------------------------------------
Net assets                 $     7,568,558   $   4,971,437   $  12,738,068   $  29,810,344   $  17,538,658
                           ================================================================================

Units outstanding:
   Accumulation / nonlife
     option                        738,105         667,027         709,798       2,076,743       1,477,861
   Life option DVA/IVA               2,654           6,081          13,562           1,854           5,882
   Option 9                              -               -               -               -               -
                           --------------------------------------------------------------------------------
Total units                        740,759         673,108         723,360       2,078,597       1,483,743
                           ================================================================================

Unit value
   Accumulation / nonlife
     option                $         10.22   $        7.39   $       17.61   $       14.34   $       11.82
   Life option DVA/IVA     $          7.76   $        5.61   $        1.10   $        0.95   $        0.74
   Option 9                $          9.54   $        6.90   $       15.66   $           -   $       10.51

Mutual funds, at cost      $     8,392,224   $   6,641,422   $  13,125,983   $  29,810,344   $  30,478,004
Mutual fund shares                 774,673         726,818       2,642,753      29,810,344       2,128,478

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                            Statements of Operations

                          Year Ended December 31, 2008

                                                                                         PERSONAL
                                        NEW AMERICA       MID-CAP                        STRATEGY        BLUE CHIP
                                           GROWTH         GROWTH       EQUITY INCOME     BALANCED        GROWTH
                                       ------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions              $           -   $           -   $   1,628,075   $     900,894   $       9,948
   Expenses:
     Mortality and expense risk fee         (127,545)       (230,673)       (386,086)       (204,220)        (52,260)
                                       ------------------------------------------------------------------------------
Net investment income (loss)                (127,545)       (230,673)      1,241,989         696,674         (42,312)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions           1,034,832       2,222,649       2,184,517         247,241               -
     Realized capital gain (loss) on
       sales of fund shares                 (384,068)        256,870        (701,636)       (873,685)        (78,937)
     Change in unrealized
       appreciation/depreciation on
       investments during the year       (10,873,012)    (22,412,359)    (32,888,588)    (12,855,173)     (4,869,447)
                                       ------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments            (10,222,248)    (19,932,840)    (31,405,707)    (13,481,617)     (4,948,384)
                                       ------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                     $ (10,349,793)  $ (20,163,513)  $ (30,163,718)  $ (12,784,943)  $  (4,990,696)
                                       ==============================================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                          Year Ended December 31, 2008

                                                          EQUITY INDEX    LIMITED-TERM                   INTERNATIONAL
                                       HEALTH SCIENCES         500             BOND      PRIME RESERVE        STOCK
                                       --------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions              $             -   $     135,020   $     519,673   $     677,402   $     564,700
   Expenses:
     Mortality and expense risk fee            (52,177)        (36,455)        (71,769)       (142,358)       (156,407)
                                       --------------------------------------------------------------------------------
Net investment income (loss)                   (52,177)         98,565         447,904         535,044         408,293

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                91,894               -               -               -       1,090,454
     Realized capital gain (loss) on
       sales of fund shares                     34,510         (40,898)        (68,475)              -        (561,316)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          (3,330,791)     (3,044,995)       (267,450)              -     (18,333,349)
                                       --------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               (3,204,387)     (3,085,893)       (335,925)              -     (17,804,211)
                                       --------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                     $    (3,256,564)  $  (2,987,328)  $     111,979   $     535,044   $ (17,395,918)
                                       ================================================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                       Statements of Changes in Net Assets

                     Years Ended December 31, 2008 and 2007

                                           NEW AMERICA GROWTH               MID-CAP GROWTH
                                           2008           2007            2008           2007
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $    (127,545)  $   (149,533)  $    (230,673)  $   (176,281)
     Capital gains distributions          1,034,832      2,662,986       2,222,649      5,572,386
     Realized capital gain (loss)
       on sales of fund shares             (384,068)       269,228         256,870      1,833,870
     Change in unrealized
       appreciation/depreciation on
       investments during the year      (10,873,012)       523,548     (22,412,359)       747,056
                                      ------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations         (10,349,793)     3,306,229     (20,163,513)     7,977,031

   From contract owner
     transactions:
     Variable annuity deposits              827,209        720,604         498,835        507,141
     Terminations and withdrawals        (1,165,700)    (1,926,382)     (2,491,270)    (2,686,369)
     Annuity payments                      (102,042)      (139,236)        (54,942)       (50,257)
     Transfers between
       subaccounts, net                    (161,494)    (1,252,364)     (1,859,662)    (2,311,054)
     Mortality adjustment                    (8,690)        (5,166)          1,388         28,305
                                      ------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                          (610,715)    (2,602,544)     (3,905,651)    (4,512,234)
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets                               (10,960,508)       703,685     (24,069,164)     3,464,797
Net assets at beginning of year          27,087,875     26,384,190      52,646,578     49,181,781
                                      ------------------------------------------------------------
Net assets at end of year             $  16,127,367   $ 27,087,875   $  28,577,414   $ 52,646,578
                                      ============================================================

                                              EQUITY INCOME           PERSONAL STRATEGY BALANCED
                                           2008           2007            2008           2007
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $   1,241,989   $  1,036,874   $     696,674   $    667,306
     Capital gains distributions          2,184,517      5,218,744         247,241      3,801,091
     Realized capital gain (loss)
       on sales of fund shares             (701,636)     1,584,513        (873,685)       490,063
     Change in unrealized
       appreciation/depreciation on
       investments during the year      (32,888,588)    (5,439,569)    (12,855,173)    (2,338,421)
                                      ------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations         (30,163,718)     2,400,562     (12,784,943)     2,620,039

   From contract owner
     transactions:
     Variable annuity deposits            2,284,818      3,469,887       2,504,666      4,251,657
     Terminations and withdrawals        (3,630,955)    (4,438,932)     (2,410,612)    (2,376,081)
     Annuity payments                      (152,420)      (351,786)        (70,564)      (135,968)
     Transfers between
       subaccounts, net                  (4,926,219)    (1,479,576)     (1,651,968)     1,490,137
     Mortality adjustment                    (9,234)        13,976           2,638          5,725
                                      ------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                        (6,434,010)    (2,786,431)     (1,625,840)     3,235,470
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets                               (36,597,728)      (385,869)    (14,410,783)     5,855,509
Net assets at beginning of year          86,371,437     86,757,306      42,114,731     36,259,222
                                      ------------------------------------------------------------
Net assets at end of year             $  49,773,709   $ 86,371,437   $  27,703,948   $ 42,114,731
                                      ============================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                     Years Ended December 31, 2008 and 2007

                                             BLUE CHIP GROWTH               HEALTH SCIENCES
                                           2008           2007            2008           2007
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $     (42,312)  $     (5,588)  $     (52,177)  $    (53,544)
     Capital gains distributions                  -              -          91,894        729,126
     Realized capital gain (loss)
       on sales of fund shares              (78,937)       147,387          34,510        462,531
     Change in unrealized
       appreciation/depreciation on
       investments during the year       (4,869,447)       857,938      (3,330,791)       374,619
                                      ------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations          (4,990,696)       999,737      (3,256,564)     1,512,732

   From contract owner
     transactions:
     Variable annuity deposits            1,361,645        787,432       1,137,692        524,676
     Terminations and withdrawals          (292,223)      (480,054)       (437,655)    (1,121,789)
     Annuity payments                       (34,700)       (25,453)        (16,432)       (24,066)
     Transfers between
       subaccounts, net                      (5,124)     1,227,330         (25,251)        81,060
     Mortality adjustment                       642           (514)              -              -
                                      ------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                         1,030,240      1,508,741         658,354       (540,119)
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets                                (3,960,456)     2,508,478      (2,598,210)       972,613
Net assets at beginning of year          10,668,154      8,159,676      10,166,768      9,194,155
                                      ------------------------------------------------------------
Net assets at end of year             $   6,707,698   $ 10,668,154   $   7,568,558   $ 10,166,768
                                      ============================================================

                                            EQUITY INDEX 500               LIMITED-TERM BOND
                                          2008            2007            2008           2007
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $      98,565   $     87,183   $     447,904   $    448,598
     Capital gains distributions                  -              -               -              -
     Realized capital gain (loss)
       on sales of fund shares              (40,898)       291,727         (68,475)       (50,383)
     Change in unrealized
       appreciation/depreciation on
       investments during the year       (3,044,995)       (22,802)       (267,450)       169,193
                                      ------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations          (2,987,328)       356,108         111,979        567,408

   From contract owner
     transactions:
     Variable annuity deposits              590,051        934,326       1,079,213        657,795
     Terminations and withdrawals          (485,773)      (202,660)     (1,611,117)    (1,780,075)
     Annuity payments                       (51,992)       (20,457)        (71,973)       (91,764)
     Transfers between
       subaccounts, net                    (126,399)      (887,649)      1,222,435        189,437
     Mortality adjustment                      (284)           789           4,470          1,538
                                      ------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                           (74,397)      (175,651)        623,028     (1,023,069)
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets                                (3,061,725)       180,457         735,007       (455,661)
Net assets at beginning of year           8,033,162      7,852,705      12,003,061     12,458,722
                                      ------------------------------------------------------------
Net assets at end of year             $   4,971,437   $  8,033,162   $  12,738,068   $ 12,003,061
                                      ============================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                     Years Ended December 31, 2008 and 2007

                                              PRIME RESERVE              INTERNATIONAL STOCK
                                           2008           2007           2008            2007
                                      ------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $     535,044   $    877,774   $     408,293   $    297,978
     Capital gains distributions                  -              -       1,090,454      3,923,221
     Realized capital gain (loss)
       on sales of fund shares                    -              -        (561,316)       934,173
     Change in unrealized
       appreciation/depreciation on
       investments during the year                -              -     (18,333,349)    (1,189,026)
                                      ------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations             535,044        877,774     (17,395,918)     3,966,346

   From contract owner
     transactions:
     Variable annuity deposits            3,470,165      4,388,602       1,453,026      1,586,693
     Terminations and withdrawals        (6,291,610)    (3,587,325)     (1,287,233)    (1,922,940)
     Annuity payments                       (38,998)       (21,047)        (61,592)       (68,665)
     Transfers between
       subaccounts, net                   8,314,204      4,250,110        (679,464)      (261,483)
     Mortality adjustment                       317             32            (444)        (4,638)
                                      ------------------------------------------------------------
   Net increase (decrease) in net
     assets from contract owner
     transactions                         5,454,078      5,030,372        (575,707)      (671,033)
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets                                 5,989,122      5,908,146     (17,971,625)     3,295,313
Net assets at beginning of year          23,821,222     17,913,076      35,510,283     32,214,970
                                      ------------------------------------------------------------
Net assets at end of year             $  29,810,344   $ 23,821,222   $  17,538,658   $ 35,510,283
                                      ============================================================

See accompanying notes.

                     T. Rowe Price Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

        SUBACCOUNT                            MUTUAL FUND
--------------------------------------------------------------------------------

New America Growth           T. Rowe Price New America Growth Portfolio
Mid-Cap Growth               T. Rowe Price Mid-Cap Growth Portfolio
Equity Income                T. Rowe Price Equity Income Portfolio
Personal Strategy Balanced   T. Rowe Price Personal Strategy Balanced Portfolio
Blue Chip Growth             T. Rowe Price Blue Chip Growth Portfolio
Health Sciences              T. Rowe Price Health Sciences Portfolio
Equity Index 500             T. Rowe Price Equity Index 500 Portfolio
Limited-Term Bond            T. Rowe Price Limited-Term Bond Portfolio
Prime Reserve                T. Rowe Price Prime Reserve Portfolio
International Stock          T. Rowe Price International Stock Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

T. Rowe Price Associates (T. Rowe Price), Inc. serves as the investment advisor to each portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc., an affiliate of T. Rowe Price, serves as investment advisor to the T. Rowe Price International Stock Portfolio. The investment advisors are responsible for managing the portfolios' assets in accordance with the terms of the investment advisory contracts.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2008, were as follows:

                                                       COST OF       PROCEEDS
SUBACCOUNT                                            PURCHASES     FROM SALES
--------------------------------------------------------------------------------

New America Growth                                  $  2,723,182   $  2,426,611
Mid-Cap Growth                                         4,617,700      6,531,375
Equity Income                                          6,769,624      9,777,128
Personal Strategy Balanced                             5,210,597      5,892,521
Blue Chip Growth                                       2,660,258      1,672,330
Health Sciences                                        2,177,384      1,479,312
Equity Index 500                                       1,160,553      1,136,384
Limited-Term Bond                                      5,249,891      4,178,958
Prime Reserve                                         16,460,893     10,471,771
International Stock                                    4,305,060      3,382,020

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING STANDARDS

Statement of Financial Accounting Standard No. 157

On January 1, 2008, SBL and its respective Variable Accounts (VAs) adopted SFAS No. 157, Fair Value Measurements, which provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). SFAS No. 157 does not expand the use of fair value to any new circumstances.

Under SFAS No. 157, the Financial Accounting Standards Board (FASB) clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, SFAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. SFAS No. 157 also requires separate disclosure of fair value measurements by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The SFAS No. 157 fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The three levels within the SFAS No. 157 hierarchy are as follows:

      o Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

      o Level 2: Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the assets or liabilities.

      o Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund's computed net asset values (NAV). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund. As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account's financial assets are recorded at fair value on the Statements of Net Assets and are categorized as Level 1 as of December 31, 2008, based on the priority of the inputs to the valuation technique above. The Account had no financial liabilities as of December 31, 2008.

The adoption of SFAS No. 157 on January 1, 2008 did not have an impact on the Account's financial condition, results of operations, or cash flows.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

2. VARIABLE ANNUITY CONTRACT CHARGES

Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2008 and 2007, were as follows:

                                             2008                                  2007
                             ------------------------------------   ------------------------------------
                                                          NET                                   NET
                                UNITS        UNITS      INCREASE       UNITS       UNITS      INCREASE
SUBACCOUNT                     ISSUED      REDEEMED    (DECREASE)     ISSUED      REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------------------------
New America Growth              104,999     (136,458)     (31,459)     126,531    (231,663)    (105,132)
Mid-Cap Growth                  124,810     (273,192)    (148,382)     151,664    (296,618)    (144,954)
Equity Income                   173,716     (390,865)    (217,149)     288,996    (362,577)     (73,581)
Personal Strategy Balanced      205,901     (280,867)     (74,966)     291,369    (187,313)     104,056
Blue Chip Growth                312,269     (220,252)      92,017      282,461    (151,033)     131,428
Health Sciences                 191,167     (152,763)      38,404      159,159    (202,807)     (43,648)
Equity Index 500                142,139     (146,632)      (4,493)     177,958    (192,624)     (14,666)
Limited-Term Bond               316,631     (281,659)      34,972      175,114    (233,833)     (58,719)
Prime Reserve                 1,315,332     (932,767)     382,565    1,255,308    (888,792)     366,516
International Stock             199,794     (248,596)     (48,802)     395,845    (426,128)     (30,283)

4. FINANCIAL HIGHLIGHTS

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

4. FINANCIAL HIGHLIGHTS (CONTINUED)

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2008, follows:

SUBACCOUNT                                     2008              2007               2006              2005              2004
-----------------------------------------------------------------------------------------------------------------------------
NEW AMERICA GROWTH
Units                                       998,242         1,029,702          1,134,834         1,305,890         1,396,743
Unit value                             $1.01-$16.16      $1.70-$26.31     $1.55 - $23.26    $1.51 - $21.79    $1.50 - $20.97
Net assets                              $16,127,367       $27,087,875        $26,384,190       $28,443,944       $29,280,980
Ratio of expenses to net assets*              0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                        -%                -%              0.04%                -%             0.05%
Total return***                   (40.59)%-(38.58%)     12.18%-13.15%      1.55% - 6.75%     0.67% - 3.91%    6.38% - 10.31%

MID-CAP GROWTH
Units                                     1,431,180         1,579,562          1,724,516         1,908,751         1,960,824
Unit value                             $1.32-$19.97      $2.28-$33.33     $2.02 - $28.52    $1.97 - $26.89    $1.79 - $23.57
Net assets                              $28,577,414       $52,646,578        $49,181,781       $51,329,536       $46,210,545
Ratio of expenses to net assets*              0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                        -%             0.22%                 -%                -%                -%
Total return***                   (42.11)%-(40.08)%     15.86%-16.87%      1.16% - 6.06%   10.06% - 14.09%   14.01% - 17.73%

EQUITY INCOME
Units                                     2,117,347         2,334,496          2,408,077         2,544,456         2,547,595
Unit value                             $1.46-$23.51      $2.39-$37.00     $2.41 - $36.03    $2.10 - $30.45    $2.11 - $29.47
Net assets                              $49,773,709       $86,371,437        $86,757,306       $77,478,984       $75,059,935
Ratio of expenses to net assets*              0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     2.39%             1.78%              1.53%             1.58%             1.53%
Total return***                   (38.91)%-(36.46)%       1.81%-2.69%    12.29% - 18.33%   (0.47)% - 3.33%   10.47% - 14.31%

PERSONAL STRATEGY BALANCED
Units                                     1,248,739         1,323,705          1,219,649         1,156,883         1,068,889
Unit value                             $1.38-$22.19      $2.05-$31.82     $1.99 - $29.74    $1.85 - $26.73    $1.81 - $25.26
Net assets                              $27,703,948       $42,114,731        $36,259,222       $30,917,512       $26,984,126
Ratio of expenses to net assets*              0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     2.58%             2.27%              2.07%             1.78%             2.02%
Total return***                   (32.68)%-(30.26)%       6.10%-7.02%     5.77% - 11.26%     2.21% - 5.82%    8.38% - 12.22%

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2008              2007               2006              2005              2004
-----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH
Units                                     1,014,678           922,661            791,233           661,735           592,908
Unit value                              $5.02-$6.61      $9.09-$11.56     $8.39 - $10.31     $7.96 - $9.46     $7.82 - $8.98
Net assets                               $6,707,698       $10,668,154         $8,159,676        $6,256,533        $5,322,106
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     0.11%             0.47%              0.32%             0.11%             0.70%
Total return***                   (44.77)%-(42.82)%     11.16%-12.12%      4.46% - 8.99%     1.79% - 5.35%     4.41% - 8.19%

HEALTH SCIENCES
Units                                       740,759           702,355            746,003           660,815           608,408
Unit value                             $7.76-$10.22     $11.37-$14.47    $10.03 - $12.33    $9.60 - $11.40    $8.81 - $10.11
Net assets                               $7,568,558       $10,166,768         $9,194,155        $7,533,390        $6,153,071
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                        -%                -%                 -%                -%                -%
Total return***                   (31.75)%-(29.41)%     16.40%-17.41%      4.48% - 8.16%    8.97% - 12.76%   11.10% - 15.02%

EQUITY INDEX 500
Units                                       673,108           677,600            692,266           650,966           512,990
Unit value                              $5.61-$7.39      $9.32-$11.86     $9.23 - $11.34     $8.32 - $9.89     $8.26 - $9.48
Net assets                               $4,971,437        $8,033,162         $7,852,705        $6,435,319        $4,864,184
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     2.08%             1.69%              1.75%             1.28%             1.79%
Total return***                   (39.81)%-(37.69)%       3.62%-4.52%     10.94% - 14.66     0.73% - 4.32%     6.03% - 9.72%

LIMITED-TERM BOND
Units                                       723,360           688,388            747,106           824,546           909,834
Unit value                             $1.10-$17.61      $1.31-$17.43     $1.11 - $16.62    $1.11 - $16.06    $1.14 - $15.87
Net assets                              $12,738,068       $12,003,061        $12,458,722       $13,278,977       $14,479,095
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     4.20%             4.21%              3.91%             3.53%             3.30%
Total return***                      (16.03)%-1.03%       3.99%-4.90%    (0.00)% - 3.49%   (2.63)% - 1.20%   (2.56)% - 0.51%

                     T. Rowe Price Variable Annuity Account

                                December 31, 2008

4. FINANCIAL HIGHLIGHTS (CONTINUED)

SUBACCOUNT                                     2008              2007               2006              2005              2004
------------------------------------------------------------------------------------------------------------------------------
PRIME RESERVE
Units                                     2,078,597         1,696,032          1,329,515           925,869           763,942
Unit value                             $0.95-$14.34      $0.96-$14.04     $0.95 - $13.46    $0.95 - $12.94    $0.96 - $12.66
Net assets                              $29,810,344       $23,821,222        $17,913,076       $11,993,394        $9,685,727
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     2.53%             4.76%              4.70%             2.70%             0.88%
Total return***                     (1.04)% - 2.14%       1.05%-4.31%        0.00%-4.02%   (1.04)% - 2.21%   (3.03)% - 0.32%

INTERNATIONAL STOCK
Units                                     1,483,743         1,532,545          1,562,828         1,470,520         1,401,123
Unit value                             $0.74-$11.82      $1.49-$23.17     $1.38 - $20.62    $1.20 - $17.41    $1.08 - $15.08
Net assets                              $17,538,658       $35,510,283        $32,214,970       $25,592,427       $21,140,218
Ratio of expenses to net
assets*                                       0.55%             0.55%              0.55%             0.55%             0.55%
Investment income ratio**                     2.13%             1.44%              1.22%             1.61%             1.12%
Total return***                   (50.34)%-(48.99)%     11.44%-12.41%    15.00% - 18.44%   11.11% - 15.45%    9.09% - 13.13%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                CONSOLIDATED FINANCIAL STATEMENTS

                Security Benefit Life Insurance Company and Subsidiaries (An Indirect Wholly Owned Subsidiary of Security Benefit Mutual Holding Company)
                Years Ended December 31, 2008, 2007, and 2006
                With Report of Independent Registered Public
                Accounting Firm

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                        Consolidated Financial Statements

                  Years Ended December 31, 2008, 2007, and 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ....................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets ................................................   2
Consolidated Statements of Operations ......................................   4
Consolidated Statements of Changes in Stockholder's Equity .................   5
Consolidated Statements of Cash Flows ......................................   6
Notes to Consolidated Financial Statements .................................   8

[LOGO] ERNST & YOUNG                                ERNST & YOUNG LLP
                                                    One Kansas City Place
                                                    1200 Main Street, Suite 2500
                                                    Kansas City, Missouri 64105

                                                    Tel: 816 474 5200
                                                    www.ey.com

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 in response to new accounting standards, the Company changed its methods of accounting for certain financial statement items.

                                                               Ernst & Young LLP

April 20, 2009

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                           Consolidated Balance Sheets

                                                            DECEMBER 31
                                                        2008           2007
                                                    ----------------------------
                                                          (In Thousands)
ASSETS
Investments:
   Securities available-for-sale:
      Bonds                                         $  2,901,807   $  3,902,876
      Equity securities                                   82,252         98,379
   Notes receivable from affiliate                       740,239         40,000
   Bonds held-to-maturity                                 26,108         30,461
   Mutual funds                                                -         12,912
   Officer mortgage loans                                 12,642              -
   Policy loans                                          121,838        124,794
   Cash and cash equivalents                             211,333         99,915
   Short-term investments                                      -        536,296
   Other invested assets                                  42,690         66,875
                                                    ----------------------------
Total investments                                      4,138,909      4,912,508

Accrued investment income                                 32,696         39,105
Collateral held for securities lending                    50,586        105,270
Accounts receivable                                       28,549         61,159
Income taxes receivable                                      773              -
Deferred income taxes                                     16,079              -
Reinsurance recoverable                                  519,746        494,414
Property and equipment, net                               53,594         59,448
Deferred policy acquisition costs                        377,361        354,692
Deferred sales inducement costs                           97,778        118,887
Goodwill and other intangible assets                           -          3,156
Other assets                                              49,915        107,380
Separate account assets                                4,507,767      6,939,072
                                                    ----------------------------
Total assets                                        $  9,873,753   $ 13,195,091
                                                    ============================

                                                            DECEMBER 31
                                                         2008          2007
                                                    ----------------------------
                                                           (In Thousands,
                                                        Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Bonds                                            $  4,921,541   $  5,308,171
   Policy and contract claims                              4,058          4,165
   Other policyholder funds                               17,781         18,093
   Accounts payable and accrued expenses                  63,926         27,756
   Income taxes payable                                        -          4,060
   Deferred income tax liability                               -         50,933
   Long-term debt                                        150,000        150,000
   Mortgage debt                                          40,549         42,334
   Securities lending obligation                          50,586        105,270
   Other liabilities                                      19,524         30,036
   Separate account liabilities                        4,507,767      6,939,072
                                                    ----------------------------
Total liabilities                                      9,775,732     12,679,890

Stockholder's equity:
   Common stock, $10 par value, 1,000,000 shares
      authorized, 700,000 issued and outstanding           7,000          7,000
   Additional paid-in capital                             87,627         66,936
   Accumulated other comprehensive loss                 (189,591)      (198,321)
   Retained earnings                                     192,985        639,586
                                                    ----------------------------
Total stockholder's equity                                98,021        515,201

                                                    ----------------------------
Total liabilities and stockholder's equity          $  9,873,753   $ 13,195,091
                                                    ============================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                      Consolidated Statements of Operations

                                                           YEAR ENDED DECEMBER 31
                                                     2008           2007           2006
                                                 -------------------------------------------
                                                               (In Thousands)
Revenues:
   Insurance premiums and other considerations   $      3,887   $      8,047   $      7,689
   Asset-based fees                                   211,546        168,107        156,151
   Bonds                                               54,278         42,997         41,023
   Net investment income                              259,436        282,335        268,961
   Net realized/unrealized gains (losses)            (411,469)       (14,350)         2,542
   Transfer fee income                                 24,551          4,040          4,014
   Third-party administrative income                   13,593         11,217              -
   Other revenues                                      52,243         37,459         21,840
                                                 -------------------------------------------
Total revenues                                        208,065        539,852        502,220

Benefits and expenses:
   Annuity benefits:
      Interest credited to account balances           168,408        204,983        199,383
      Benefits in excess of account balances            9,207         31,607         34,130
   Traditional life insurance benefits                 (1,088)           313           (704)
   Other benefits                                      86,724          2,694         (4,077)
                                                 -------------------------------------------
   Total benefits                                     263,251        239,597        228,732

   Commissions and other operating expenses           261,826        164,904        131,624
   Amortization of deferred policy acquisition
      costs                                            99,805         76,313         59,136
   Interest expense                                    16,818         15,670         14,862
   Other expenses                                       3,792          9,809          9,887
                                                 -------------------------------------------
Total benefits and expenses                           645,492        506,293        444,241
                                                 -------------------------------------------

Income before income tax expense (benefit)           (437,427)        33,559         57,979
Income tax expense (benefit)                          (14,040)        (5,736)        10,674
                                                 -------------------------------------------
Net income (loss)                                $   (423,387)  $     39,295   $     47,305
                                                 ===========================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity

                                                                          ACCUMULATED
                                                           ADDITIONAL        OTHER
                                              COMMON        PAID-IN      COMPREHENSIVE     RETAINED
                                               STOCK        CAPITAL      INCOME (LOSS)     EARNINGS         TOTAL
                                           --------------------------------------------------------------------------
                                                                           (In Thousands)
Bonds                                      $      7,000   $     43,631   $      (2,963)  $    645,519   $    693,187
   Change in reporting entity (Note 1)                -         19,305               -         (4,506)        14,799
   Capital contribution from parent                   -          3,000               -              -          3,000
   Comprehensive income:
      Net income                                      -              -               -         47,305         47,305
      Other comprehensive loss, net                   -              -         (18,968)             -        (18,968)
                                                                                                        ------------
   Comprehensive income                                                                                       28,337
   Dividends paid                                     -              -               -        (40,000)       (40,000)
                                           --------------------------------------------------------------------------
Balance at December 31, 2006                      7,000         65,936         (21,931)       648,318        699,323
   Capital contribution from parent                   -          1,000               -              -          1,000
   Change in accounting for income taxes              -              -               -         (1,327)        (1,327)
   Comprehensive loss:
      Net income                                      -              -               -         39,295         39,295
      Other comprehensive loss, net                   -              -        (176,390)             -       (176,390)
                                                                                                        ------------
   Comprehensive loss                                                                                       (137,095)
   Dividends paid                                     -              -               -        (46,700)       (46,700)
                                           --------------------------------------------------------------------------
Balance at December 31, 2007                      7,000         66,936        (198,321)       639,586        515,201
   Capital contribution from parent                   -         22,691               -              -         22,691
   Return of capital to SBC                           -         (2,000)              -              -         (2,000)
   Comprehensive loss:
      Net loss                                        -              -               -       (423,387)      (423,387)
      Other comprehensive income, net                 -              -           8,730           (414)         8,316
                                                                                                        ------------
   Comprehensive loss                                                                                       (415,071)
   Dividends paid                                     -              -               -        (22,800)       (22,800)
                                           --------------------------------------------------------------------------
Balance at December 31, 2008               $      7,000   $     87,627   $    (189,591)  $    192,985   $     98,021
                                           ==========================================================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                      Consolidated Statements of Cash Flows

                                                                           YEAR ENDED DECEMBER 31
                                                                    2008            2007            2006
                                                                ---------------------------------------------
                                                                               (In Thousands)
OPERATING ACTIVITIES
Net income (loss)                                               $   (423,387)   $     39,295    $     47,305
   Adjustments to reconcile net income (loss) to net cash and
      Bonds
      Net realized/unrealized capital (gains) losses                 411,469          14,350          (2,542)
      Depreciation and amortization                                   13,717           4,762           4,681
      Amortization of investment premiums and discounts                1,879          (1,997)         10,137
      Annuity and interest-sensitive life products -
         interest credited to account balances                       168,408         204,983         199,383
      Policy acquisition costs deferred                              (45,710)        (82,216)        (87,796)
      Amortization of deferred policy acquisition costs               99,805          76,313          59,136
      Sales inducement costs deferred                                 (5,070)        (32,978)        (36,838)
      Amortization of sales inducement costs                          26,179          17,185          13,234
      Net sales of mutual funds, trading                              16,230               -           9,018
      Other changes in operating assets and liabilities               80,734         (64,505)          4,634
                                                                ---------------------------------------------
Net cash and cash equivalents provided by operating
   activities                                                        344,254         175,192         220,352

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available-for-sale                                          572,416         958,728         524,353
   Equity securities available-for-sale                               16,236          82,054           2,815
   Bonds held-to-maturity                                              4,331           3,585           3,332
   Mutual funds, other than trading                                        -               -          35,270
   Other invested assets                                              65,669          45,138           2,890
                                                                ---------------------------------------------
                                                                     658,652       1,089,505         568,660
Acquisitions of investments:
   Bonds available-for-sale                                          (80,945)       (330,821)       (515,608)
   Equity securities available-for-sale                              (14,841)        (17,612)        (14,654)
   Mutual funds, other than trading                                        -               -            (793)
   Note receivable                                                  (250,000)              -               -
   Other invested assets                                             (56,674)        (11,907)        (24,537)
                                                                ---------------------------------------------
                                                                    (402,460)       (360,340)       (555,592)

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                Consolidated Statements of Cash Flows (continued)

                                                                           YEAR ENDED DECEMBER 31
                                                                     2008           2007            2006
                                                                ---------------------------------------------
                                                                               (In Thousands)
Net sales (purchases) of property and equipment                 $        288    $     (3,748)   $     (1,636)
Net purchases of goodwill and intangible assets                            -          (3,176)              -
Net sales (purchases) of short-term investments                      537,803        (520,480)        (33,582)
Net (increase) decrease in policy loans                                2,956           1,200          (5,532)
Purchase of subsidiary, net of cash acquired                        (428,640)              -               -
Sale of subsidiaries, net of cash transferred                        (44,125)              -               -
                                                                ---------------------------------------------
Net cash and cash equivalents provided by (used in)
   investing activites                                               324,474         202,961         (27,682)

FINANCING ACTIVITIES
Payments on mortgage debt                                             (1,785)         (1,670)         (1,562)
Capital contribution from parent                                      10,000           1,000           3,000
Dividends paid                                                       (22,800)        (46,700)        (40,000)
Distribution to minority interest owner in excess of earnings        (12,751)              -               -
Distribution to parent                                                (2,000)              -               -
Proceeds from business owned life insurance loan                      56,000               -               -
Cash received on reinsurance of block of business                          -         105,083               -
Deposits to annuity account balances                                 183,122         607,083         554,400
Withdrawals from annuity account balances                           (767,096)     (1,021,142)       (727,941)
                                                                ---------------------------------------------
Net cash and cash equivalents used in financing activities          (557,310)       (356,346)       (212,103)
                                                                ---------------------------------------------

Increase (decrease) in cash and cash equivalents                     111,418          21,807         (19,433)
Cash and cash equivalents at beginning of year                        99,915          78,108          97,541
                                                                ---------------------------------------------
Cash and cash equivalents at end of year                        $    211,333    $     99,915    $     78,108
                                                                =============================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (recovered) during the year for:
   Interest                                                     $     16,636    $     15,584    $     14,846
                                                                =============================================

   Income taxes                                                 $      4,243    $     (1,918)   $     (3,698)
                                                                =============================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2008

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels and act as a third-party administrator in the servicing of financial services products. The Company's subsidiary, Security Distributors, Inc. (SDI) is registered as a broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

BASIS OF PRESENTATION

On January 17, 2008, the Company acquired a 60.5% ownership interest in Rydex Holdings, LLC (RHLLC) and its subsidiaries, PADCO Advisors, Inc., PADCO Advisors II, Inc. and subsidiaries, Rydex Fund Services, Inc., and Rydex Distributors, Inc. (see Note 10). RHLLC, Security Global Investors (SGI), and the Company's 90% interest in Security Investors (SI) were sold to SBC on December 30, 2008 (see Note 16). The consolidated financial statements for the period ended December 31, 2008, include the operations of the Company and its divested subsidiaries SI, SGI, and RHLLC, as well as the operations of SDI, which was contributed to the Company on December 31, 2008, by SBC. The balance sheet as of December 31, 2008, does not include balances associated with the divested subsidiaries. Minority interest amounts held by SBC of $760,000 in the net income of SI and $2,428,000 in the net loss of RHLLC are included in consolidated other expenses for the year ended December 31, 2008. Significant intercompany accounts and transactions have been eliminated in consolidation.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The consolidated financial statements for the periods ended December 31, 2007 and December 31, 2006, include the operations and accounts of the Company and its subsidiaries, SI, SGI (see Note 10), and SDI. The Company's ownership of SI was 90% at December 31, 2007 and 2006. Minority interest amounts held by SBC of $1,582,000 and $1,593,000 and $362,000 and $241,000 in the net income and members' equity of SI are included in consolidated other expenses and other liabilities for the years ended December 31, 2007 and 2006, respectively.

USE OF ESTIMATES

The preparation of consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducement costs, calculation of liabilities for future policy benefits, and the calculation of income taxes and the recognition of deferred tax assets and liabilities. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

ACCOUNTING CHANGES

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted FIN 48 as of January 1, 2007, and recorded as a cumulative change in accounting principle an increase in the liability for unrecognized tax benefits and a decrease in beginning retained earnings of $1.3 million.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2005, the Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 05-01, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-01 provides clarifying guidance on accounting for deferred acquisition costs (DAC) and deferred sales inducement costs (DSIC) associated with an insurance or annuity contract that is significantly modified or internally replaced with another contract. Prior to the adoption, the Company accounted for many of these transactions as contract continuations and continued amortizing existing DAC and DSIC against revenue from the new or modified contract. Effective January 1, 2007, the Company adopted SOP 05-01 and these transactions are now being prospectively accounted for as contract terminations. Consistent with this, the Company now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-01, the Company did not record any cumulative change in accounting principle, and it did not result in a material increase to DAC and DSIC amortization.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise require bifurcation, if the holder irrevocably elects to account for the whole instrument on a fair value basis, and clarifies various aspects of SFAS No. 133 and SFAS No. 140 relating to derivative financial instruments and qualifying special-purpose entities holding derivative financial instruments. The Company adopted SFAS No. 155 as of January 1, 2007. The effect of adopting SFAS No. 155 was not material.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures regarding fair value measurements. The statement applies whenever other standards require or permit that assets or liabilities be measured at fair value. The statement does not require new fair value measurements, but rather provides a definition and framework for measuring fair value that will result in greater consistency and comparability among financial statements prepared under GAAP. SFAS No. 157 also establishes a fair value hierarchy that gives highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs and requires fair value measurements to be separately disclosed by level within the hierarchy. The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company adopted SFAS No. 157 as of January 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the financial statements.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective of SFAS No. 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 also establishes presentation and disclosure requirements. SFAS No. 159 was effective January 1, 2008, for the Company. The Company has elected not to utilize the fair value option provided by SFAS No. 159.

In May 2008, the FASB issued SFAS No. 162, The Heirarchy of Generally Accepted Acccounting Principles. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. This statement was effective 60 days following September 16, 2008, the date of the SEC's approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, The Meaning of Present Fairly in Conformity of Generally Accepted Accounting Principles. The Company adopted SFAS No. 162 in 2008, and it did not have a material impact on the financial statements.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 and emphasizes that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. Management is still evaluating the impact that this guidance will have on the consolidated financial statements.

In April 2009, the FASB issued FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments. FSP FAS 115-2 and FAS 124-2 amends the other-than-temporary guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure requirements of other-than-temporary impairments on

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

debt and equity securities. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-2 and FAS 124-2 is effective for interim and annual periods ending after June 15, 2009. Management is still evaluating the impact that this guidance will have on the consolidated financial statements.

INVESTMENTS

Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Equity securities include nonaffiliated mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Mutual funds include affiliated mutual funds and seed money investments. Mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, other-than-temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/ unrealized capital gains (losses) in the consolidated statements of operations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy loans are reported at unpaid principal.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $42.4 million and $35.2 million at December 31, 2008 and 2007, respectively. During 2008, 2007, and 2006, the Company included $4.3 million, $2.0 million, and $4.8 million, respectively, in net investment income representing the Company's share of current year net income of the unconsolidated entities.

Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

In 2005, the Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

DERIVATIVES

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income or loss net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheet. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of expected gross profits from investment (gross blended separate account return assumption of 7.5% for 2009, 11.5% for the years 2010 through 2012, and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss net of applicable income taxes.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED SELLING COMMISSIONS

The Company defers certain costs, principally sales commissions, paid to broker/dealers in connection with the sale of certain shares of affiliated mutual funds and variable annuity products with distribution fees and contingent deferred sales charges or redemptions fees. These deferred costs are amortized based on the revenue stream of contingent deferred sales charges or redemption fees and distribution fees and are included in deferred policy acquisition costs in the consolidated balance sheets.

GOODWILL AND OTHER INTANGIBLE ASSETS

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, intangible assets meeting certain criteria are recognized apart from goodwill. SFAS No. 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its goodwill and indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

PROPERTY AND EQUIPMENT

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                                      2008              2007
                                                  ------------------------------
                                                          (In Thousands)

Land                                              $        450      $        450
Land improvements                                          539               539
Data processing equipment                                  417               515
Computer software                                       18,912            19,607
Other                                                      617               540
Building                                                53,455            54,978
Furniture                                                7,450             7,394
                                                  ------------------------------
                                                        81,840            84,023
Less accumulated depreciation                           28,246            24,575
                                                  ------------------------------
                                                  $     53,594      $     59,448
                                                  ==============================

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from the FHLB at December 31, 2008, related to the noncancelable portion of the lease are $955,000 annually for years 2009 through 2013 and $3,264,000 thereafter.

BUSINESS OWNED LIFE INSURANCE

The Company has invested in business owned life insurance. The investment is carried in other assets at net policy value of $26,500,000 and $78,350,000 at December 31, 2008 and 2007, respectively, with the change in value of $4,083,000, $4,261,000, and $3,390,000 for 2008, 2007, and 2006, respectively, recorded in other revenues. In June 2008, a $56,000,000 loan was taken out against the policy with an outstanding principal loan amount as of December 31, 2008 of $55,819,000. Interest expense of $1,947,000 related to the policy loan was paid in 2008. The

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

loan has a variable interest rate that is reset annually at the policy anniversary date of November 21, which was 6.42% as of November 21, 2008. The Company has discretion as to whether or not to make interest and principal payments as long as earnings from the net policy value are sufficient to pay policy loan interest and cost of insurance charges under the policy.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2% to 10% during 2008, from 2.8% to 10% during 2007, and from 2.75% to 15% during 2006.

Policy reserves and annuity account values also include funding agreements of $1,345,486,466 and $1,523,333,096 at December 31, 2008 and 2007, respectively, classified as life-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions exist.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED INCOME TAXES

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of operations as a component of income tax expense, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available-for-sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid on a monthly basis based on contractual agreements. Revenue sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company provides transfer agency, portfolio accounting, and other services to affiliated mutual funds. The Company receives fees for these services based on an annual percentage of average daily net assets of these funds. These revenues are recognized as services are provided.

Revenue from third-party administration of financial services products is recorded as services are performed. Revenue on conversion contracts, which are short term in nature, is recognized using the percentage of completion method based on costs incurred. Any anticipated losses on conversion contracts are charged to earnings when identified.

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2008 or 2007.

RECLASSIFICATIONS

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

CORPORATE REORGANIZATION

The financial statements for the years ended December 31, 2007 and 2006, include the accounts and operations of SDI in accordance with SFAS No. 141, Business Combinations. SDI was contributed to SBL from SBC on December 31, 2008 (see Note
16). Under SFAS No. 141, the receiving entity of the transferred equity interest, in an exchange between entities under common control, should report results of operations as if the transfer occurred at the beginning of the period presented and prior years should be restated to furnish comparative information. In accordance with this guidance, SDI has been included in the consolidated financial statements of the Company for all periods presented. The effect of this change on 2006 net income and stockholder's equity was a decrease of $17,000 and an increase of $17,782,000, respectively. The effect of this change on 2007 net income and stockholder's equity was an increase of $83,000 and $18,865,000, respectively.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2008 and 2007, is as follows:

                                                         DECEMBER 31, 2008
                                   ---------------------------------------------------------------
                                                         GROSS           GROSS
                                      AMORTIZED        UNREALIZED      UNREALIZED       FAIR
                                        COST             GAINS           LOSSES         VALUE
                                   ---------------------------------------------------------------
                                                           (In Thousands)
AVAILABLE-FOR-SALE
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations
     and agencies                  $       24,097    $       1,692    $        32  $       25,757
   Corporate securities                 1,264,682            7,525        161,551       1,110,656
   Mortgage-backed securities           1,537,097           28,606         43,877       1,521,826
   Asset-backed securities                429,623               75        186,130         243,568
                                   ---------------------------------------------------------------
Total bonds                        $    3,255,499    $      37,898    $   391,590  $    2,901,807
                                   ===============================================================

Equity securities                  $       92,028    $           5    $     9,781  $       82,252
                                   ===============================================================

HELD-TO-MATURITY
Bonds:
   Corporate securities            $       26,108    $       1,772    $     2,561  $       25,319
                                   ===============================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

                                                         DECEMBER 31, 2007
                                   ---------------------------------------------------------------
                                                         GROSS           GROSS
                                      AMORTIZED        UNREALIZED      UNREALIZED       FAIR
                                        COST             GAINS           LOSSES         VALUE
                                   ---------------------------------------------------------------
                                                           (In Thousands)
AVAILABLE-FOR-SALE
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations
     and agencies                  $      138,702    $         714    $       404  $      139,012
   Corporate securities                 2,191,264           19,017        225,425       1,984,856
   Mortgage-backed securities           1,665,952            7,190         15,984       1,657,158
   Asset-backed securities                147,767              640         26,557         121,850
                                   ---------------------------------------------------------------
Total bonds                        $    4,143,685    $      27,561    $   268,370  $    3,902,876
                                   ===============================================================

Equity securities                  $      100,840    $         591    $     3,052  $       98,379
                                   ===============================================================

HELD-TO-MATURITY
Bonds:
   Obligations of states and
     political subdivisions        $        1,273    $           -    $        22  $        1,251
   Corporate securities                    29,188            1,942            139          30,991
                                   ---------------------------------------------------------------
Total bonds                        $       30,461    $       1,942    $       161  $       32,242
                                   ===============================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                AVAILABLE-FOR-SALE             HELD-TO-MATURITY
                                          ----------------------------------------------------------
                                            AMORTIZED          FAIR        AMORTIZED        FAIR
                                              COST            VALUE          COST          VALUE
                                          ----------------------------------------------------------
                                                               (In Thousands)
Due in one year or less                   $      43,284   $      39,463   $     2,393   $     2,394
Due after one year through five years           613,079         572,792         9,000         6,746
Due after 5 years through 10 years              259,261         231,104        14,715        16,179
Due after 10 years                              373,155         293,054             -             -
Mortgage-backed securities                    1,537,097       1,521,826             -             -
Asset-backed securities                         429,623         243,568             -             -
                                          ----------------------------------------------------------
                                          $   3,255,499   $   2,901,807   $    26,108   $    25,319
                                          ==========================================================

For fixed maturities and equity securities with unrealized losses as of December 31, 2008 and 2007, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                                 DECEMBER 31, 2008
                                   ------------------------------------------------------------------------------
                                                              GREATER THAN OR EQUAL
                                     LESS THAN 12 MONTHS           TO 12 MONTHS
                                   -------------------------------------------------
                                                   GROSS                     GROSS        TOTAL      TOTAL GROSS
                                    CARRYING    UNREALIZED    CARRYING    UNREALIZED     CARRYING     UNREALIZED
                                     AMOUNT       LOSSES       AMOUNT       LOSSES        AMOUNT        LOSSES
                                   ------------------------------------------------------------------------------
                                                                   (In Thousands)
Fixed maturities,
   available-for-sale:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                      $    4,759   $       32   $        -   $        -   $     4,759   $       32
   Corporate securities               421,630       43,736      460,265      117,815       881,895      161,551
   Mortgage-backed securities         191,301       23,987       82,367       19,890       273,668       43,877
   Asset-backed securities             22,662        2,663      377,054      183,467       399,716      186,130
                                   ------------------------------------------------------------------------------
Total fixed maturities,
   available-for-sale              $  640,352   $   70,418   $  919,686   $  321,172   $ 1,560,038   $  391,590
                                   ==============================================================================

Total equity securities,
   available-for-sale              $        -   $        -   $   23,123   $    9,781   $    23,123   $    9,781
                                   ==============================================================================

Fixed maturities,
   held-to-maturity                $   10,181   $    2,267   $    2,645   $      294   $    12,826   $    2,561
                                   ==============================================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

                                                                 DECEMBER 31, 2007
                                   ------------------------------------------------------------------------------
                                                              GREATER THAN OR EQUAL
                                     LESS THAN 12 MONTHS           TO 12 MONTHS
                                   -------------------------------------------------
                                                   GROSS                     GROSS         TOTAL     TOTAL GROSS
                                    CARRYING    UNREALIZED    CARRYING    UNREALIZED     CARRYING     UNREALIZED
                                     AMOUNT       LOSSES       AMOUNT       LOSSES        AMOUNT        LOSSES
                                   ------------------------------------------------------------------------------
                                                                   (In Thousands)
Fixed maturities,
  available-for-sale:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                      $        -   $        -   $   74,995   $      404   $    74,995   $       404
   Corporate securities               843,820      172,620      613,805       52,805     1,457,625       225,425
   Mortgage-backed securities         295,137        4,692      778,624       11,292     1,073,761        15,984
   Asset-backed securities             64,159       16,763       56,038        9,795       120,197        26,558
                                   ------------------------------------------------------------------------------
Total fixed maturities,
   available-for-sale              $1,203,116   $  194,075   $1,523,462   $   74,296   $ 2,726,578   $   268,371
                                   ==============================================================================

Total equity securities,
   available-for-sale              $        -   $        -   $   22,302   $    3,052   $    22,302   $     3,052
                                   ==============================================================================

Fixed maturities,
   held-to-maturity                $   11,105   $      139   $    1,260   $       22   $    12,365   $       161
                                   ==============================================================================

As of December 31, 2008, the Company held $1,560.0 million in available-for-sale fixed maturity securities with unrealized losses of $391.6 million. The Company's portfolio consists of fixed maturity securities where 82% are investment grade (rated AAA through BBB-) with an average price of $81 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 135 securities with a carrying value of $640.4 million and unrealized losses of $70.4 million reflecting an average price of $90. Of this portfolio, 80% were investment grade (rated AAA through BBB-) at December 31, 2008. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believes these losses to be temporary.

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 225 securities with a carrying value of $919.7 million and unrealized losses of $321.2 million. Of this portfolio, 83% were investment grade (rated AAA through BBB-) at December 31, 2008.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) the Company's ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that a security is deemed other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

At December 31, 2008, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other-than-temporary impairments, which are listed below by the length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below:

                                                DECEMBER 31, 2008
                                     ----------------------------------------
                                      AMORTIZED     UNREALIZED    ESTIMATED
                                         COST          LOSS       FAIR VALUE
                                     ----------------------------------------
                                                 (In Thousands)
Less than 12 months:
   Corporate securities              $    13,512   $     4,585   $     8,927
   Asset-backed securities                67,844        12,472        55,372
   Equities                                  300             -           300
                                     ----------------------------------------
                                          81,656        17,057        64,599

Greater than 12 months:
   Corporate securities                    2,499         1,587           912
   Asset-backed securities                 1,630           528         1,102
                                     ----------------------------------------
                                           4,129         2,115         2,014
                                     ----------------------------------------
Total                                $    85,785   $    19,172   $    66,613
                                     ========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

The watch list includes 62 securities, of which 3 have been on the list for over 12 months. The combined fair value of the watch list securities was 78% of book value. Formal operating procedures relevant to the testing for impairment of asset-backed securities are followed when evaluating these holdings. Economic conditions, liquidity, cash flow, collateral sufficiency, and stable to improving operating performance are factors in analyzing such securities. Being current as to principal and interest are also factors considered in concluding if other-then-temporary impairment charges are necessary. Cash flow testing based on default and recovery rate assumptions is performed on securities that are deemed necessary due to market values and/or credit ratings. Upon review of the analysis and discussion, an exercise of judgment to determine the weight given to each factor and its influence on the security is performed to determine if a reduction in principal should occur. At present, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

Major categories of net investment income for the years ended December 31, 2008, 2007, and 2006, are summarized as follows:

                                         2008            2007          2006
                                     -------------------------------------------
                                                     (In Thousands)
Interest on bonds                    $    196,538   $    254,298   $    259,507
Dividends on equity securities              3,875          5,550          4,648
Dividends on mutual funds                     161          2,038          3,387
Interest on policy loans                    6,104          6,215          6,053
Interest on short-term investments          6,263         10,607          4,133
Other                                      54,896         12,014         (1,006)
                                     -------------------------------------------
Total investment income                   267,837        290,722        276,722

Less investment expenses                    8,401          8,387          7,761
                                     -------------------------------------------
Net investment income                $    259,436   $    282,335   $    268,961
                                     ===========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Proceeds from sales of bonds and equity securities available-for-sale and realized gains and losses on bonds for the years ended December 31, 2008, 2007, 2006, are as follows:

                                                           2008           2007           2006
                                                       -------------------------------------------
                                                                     (In Thousands)
Proceeds from sales                                    $    256,385   $    726,782   $    285,955
Gross realized gains                                          2,524          7,536          3,604
Gross realized losses                                         7,917          3,996          2,030

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2008, 2007, and 2006, consist of the following:

                                                           2008           2007           2006
                                                       -------------------------------------------
                                                                      (In Thousands)
Realized gains (losses):
   Bonds                                               $     (5,393)  $      3,540   $      1,574
   Mutual funds - trading                                       552              -              -
   Other invested assets                                       (473)             -              -
   Other                                                        (19)             -              3
                                                       -------------------------------------------
Total realized gains (losses)                                (5,333)         3,540          1,577

Impairments:
   Other-than-temporary impairment of
     available-for-sale bonds                              (387,958)       (20,345)             -
   Other-than-temporary impairment of
     available-for-sale equities                             (7,893)             -              -
   Rydex trade name impairment                               (7,300)             -              -
                                                       -------------------------------------------
Total impairments                                          (403,151)       (20,345)             -

Holding gains (losses):
   Mutual funds - other than trading                        (11,198)         2,240          1,883
                                                       -------------------------------------------
Total holding gains (losses)                                (11,198)         2,240          1,883
                                                       -------------------------------------------
                                                           (419,682)       (14,565)         3,460
Related impact on deferred policy acquisition costs           8,213            215           (918)
                                                       -------------------------------------------
Net realized/unrealized capital gains (losses)         $   (411,469)  $    (14,350)  $      2,542
                                                       ===========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

There were no outstanding agreements to sell securities at December 31, 2008 or 2007.

At December 31, 2008, the Company had securities pledged with market value of approximately $1.4 billion (unrealized losses of approximately $8.6 million) as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 14), and the home office building (see Note 15).

At December 31, 2008, bonds available-for-sale with a carrying amount of $3.9 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

DERIVATIVE INSTRUMENTS

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has interest rate swap agreements, which effectively modify fixed rate bonds into floating rate investments based on LIBOR. The notional amounts of these swaps are $75 million and $112 million at December 31, 2008 and 2007, respectively.

During the years ended December 31, 2008, 2007, and 2006, the Company recognized a net loss of $1,202,000, net loss of $1,104,000, and net gain of $296,000, respectively, related to the ineffective portion of its fair value hedges that have been included in net investment income in the consolidated statements of operations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized capital gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. During the years ended December 31, 2008, 2007, and 2006, the Company realized a gain of $38.5 million, a loss of $1.6 million, and a loss of $14.6 million, respectively, on these futures contracts that have been included in net investment income in the consolidated statements of operations. The Company held -0- and 817 futures contracts at December 31, 2008 and 2007, respectively. Effective October 2, 2008, the Company suspended the hedging program.

3. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the components of DAC for the years ended December 31:

                                                       2008            2007
                                                  ------------------------------
                                                          (In Thousands)

Deferred policy acquisition costs                 $     405,203   $     380,236
Present value of future profits                          48,173          69,941
Unearned premium liability                              (82,230)       (103,335)
Selling commissions                                       6,215           7,850
                                                  ------------------------------
Balance at end of year                            $     377,361   $     354,692
                                                  ==============================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

An analysis of the DAC asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned premium liability) is presented below for the years ended December 31:

                                                       2008            2007
                                                  ------------------------------
                                                          (In Thousands)

Balance at beginning of year                      $     380,236   $     380,863
   Cost deferred during the year                         44,504          80,528
   Amortized to expense during the year                 (96,300)        (65,148)
   Effect of realized losses on amortization of
     deferred policy acquisition costs                    8,213             215
   Effect of unrealized (gains) losses                   70,193         (15,679)
   Other                                                 (1,643)           (543)
                                                  ------------------------------
Balance at end of year                            $     405,203   $     380,236
                                                  ==============================

Included in deferred policy acquisition costs in the consolidated balance sheets, the Present Value of Future Profits (PVFP) reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP relates to reinsurance assumed in 2000 and 2003.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                                      2008             2007
                                                  ------------------------------
                                                          (In Thousands)

Balance at beginning of year                      $      69,941   $      82,744
   Imputed interest                                       4,569           5,378
   Amortization                                         (26,337)        (18,181)
                                                  ------------------------------
Balance at end of year                            $      48,173   $      69,941
                                                  ==============================

Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 13.5% and 16.2% of the December 31, 2008, deferred policy acquisition cost balance in each of the years 2009 through 2013. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

As a result of the reinsurance transaction entered into in 2007 (see Note 7), the Company recorded an unearned premium liability that is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned premium liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets. An analysis of the unearned premium liability and associated amortization as of December 31, 2008, is presented as follows:

                                                       2008            2007
                                                  ------------------------------
                                                          (In Thousands)

Balance at beginning of year                      $    (103,335)  $           -
   Unearned premium liability                                 -        (108,113)
   Amortization                                          21,105           4,778
                                                  ------------------------------
Balance at end of year                            $     (82,230)  $    (103,335)
                                                  ==============================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker/dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below for the years ended December 31:

                                                       2008            2007
                                                  ------------------------------
                                                          (In Thousands)

Balance at beginning of year                      $       7,850   $       9,302
   Costs deferred during the year                         1,206           1,687
   Amortization                                          (2,841)         (3,139)
                                                  ------------------------------
Balance at end of year                            $       6,215   $       7,850
                                                  ==============================

4. DEFERRED SALES INDUCEMENTS

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

                                                       2008            2007
                                                  ------------------------------
                                                          (In Thousands)

Balance at beginning of year                      $     118,887   $     103,094
   Acquisition                                            5,070          32,978
   Amortization                                         (26,179)        (17,185)
                                                  ------------------------------
Balance at end of year                            $      97,778   $     118,887
                                                  ==============================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:

                                                              UNREALIZED
                                                            GAINS (LOSSES)    DERIVATIVE
                                                            ON AVAILABLE-    INSTRUMENTS
                                                               FOR-SALE         GAINS
                                                              SECURITIES       (LOSSES)        TOTAL
                                                            --------------------------------------------
                                                                           (In Thousands)
Accumulated other comprehensive loss at
   January 1, 2006                                          $      (2,549)   $      (414)  $     (2,963)
     Other comprehensive loss:
       Unrealized losses on available-for-sale securities         (27,851)             -        (27,851)
       Gains reclassified into earnings from other
         comprehensive loss                                        (3,460)             -         (3,460)
       Effect on deferred policy acquisition costs                 10,836              -         10,836
       Change in deferred income taxes                              1,507              -          1,507
                                                            --------------------------------------------
     Total other comprehensive loss                               (18,968)             -        (18,968)
                                                            --------------------------------------------
Accumulated other comprehensive loss at
   December 31, 2006                                              (21,517)          (414)       (21,931)
     Other comprehensive loss:
       Unrealized losses on available-for-sale securities        (216,163)             -       (216,163)
       Losses reclassified into earnings from other
         comprehensive loss                                        14,565              -         14,565
       Effect on deferred policy acquisition costs                (15,679)             -        (15,679)
       Change in deferred income taxes                             40,887              -         40,887
                                                            --------------------------------------------
     Total other comprehensive loss                              (176,390)             -       (176,390)
                                                            --------------------------------------------
Accumulated other comprehensive loss at
   December  31, 2007                                            (197,907)          (414)      (198,321)
     Other comprehensive income:
       Unrealized losses on available-for-sale securities        (532,561)             -       (532,561)
       Losses reclassified into earnings from other
         comprehensive loss                                       412,363            414        412,777
       Effect on deferred policy acquisition costs                 70,193              -         70,193
       Change in deferred income taxes                             58,321              -         58,321
                                                            --------------------------------------------
     Total other comprehensive income                               8,316            414          8,730
                                                            --------------------------------------------
Accumulated other comprehensive loss at
  December 31, 2008                                         $    (189,591)   $         -   $   (189,591)
                                                            ============================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. EMPLOYEE BENEFIT PLANS

Substantially all employees of the Company are covered by a qualified, noncontributory defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of 5 consecutive years during the last 10 years of service.

Effective July 31, 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event has been accounted for as a plan curtailment by SBC. In addition, the Company provides a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period.

Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary costs for all companies. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined-benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution), and the Company match was increased to 100% of the first 5% of pay contributed by an employee. The RHLLC company match is 100% of the first 3% of pay. Company contributions to the profit-sharing and savings plan charged to operations were $7,046,000, $1,488,000, and $621,000 for 2008,
2007, and 2006, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. The Company also has a long-term incentive plan for certain employees, which provides for vesting over a three-year period. Incentive compensation expense amounted to $29,351,000, $8,246,000, and $8,104,000 for 2008, 2007, and 2006, respectively, and is included in the consolidated statements of operations in commissions and other operating expenses.

7. REINSURANCE

Principal reinsurance assumed transactions for the years ended December 31, 2008, 2007, and 2006, are summarized as follows:

                                         2008          2007           2006
                                    -------------------------------------------
                                                  (In Thousands)
Reinsurance assumed:
   Premiums received                $     35,612   $     41,164   $     48,068
                                    ===========================================
   Commissions paid                 $      3,335   $      3,412   $      3,769
                                    ===========================================
   Claims paid                      $      8,430   $      8,486   $      7,077
                                    ===========================================
   Surrenders paid                  $    141,146   $    210,590   $    232,485
                                    ===========================================

Principal reinsurance ceded transactions for the years ended December 31, 2008, 2007, and 2006, are summarized as follows, impacted by the 2007 transfer of a block of deferred variable annuities business to another insurer:

                                        2008            2007          2006
                                    -------------------------------------------
                                                  (In Thousands)
Reinsurance ceded:
   Premiums paid                    $     50,444   $     75,378   $     35,317
                                    ===========================================
   Commissions received             $      5,449   $      3,272   $      3,028
                                    ===========================================
   Claim recoveries                 $     38,139   $     20,629   $     21,725
                                    ===========================================
   Surrenders recovered             $    181,701   $     58,888   $     13,283
                                    ===========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. REINSURANCE (CONTINUED)

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers.

At December 31, 2008 and 2007, the Company has receivables totaling $519,746,000 and $494,414,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2008 and 2007, was $3.6 billion and $3.9 billion, respectively.

Effective October 1, 2007, the Company reinsured, through an 85% coinsurance of general account liabilities and an 85% modified coinsurance of separate account liabilities, a block of approximately 14,600 deferred annuity contracts with separate account balances of $1.3 billion. The Company received a reinsurance commission of $35.3 million and a separate account accrued expense allowance of $78.9 million, reduced by other related items of $6.1 million, for a total unearned premium liability of $108.1 million. This liability has been deferred and is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The Company has taken reserve credits of $20.7 million and $3.5 million for general account liabilities reinsured at December 31, 2008 and 2007, respectively, while separate account assets and liabilities continue to be reported on the books of the Company. The reserves were collateralized by assets of the reinsurer held in trust of $47.6 million and $10.3 million at December 31, 2008 and 2007, respectively.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB) and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

      o RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

      o RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's eighty-sixth birthday adjusted for withdrawals.

      o ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

      o STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four year, five year, or six year. For most contracts, its GMDB locks in at an age specified in the contract (this age varies by product).

      o ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

      o COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up death benefit, and/or enhanced death benefit.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

                                      2008                                      2007
                    ----------------------------------------------------------------------------------
                                                  WEIGHTED                                 WEIGHTED
                      ACCOUNT      NET AMOUNT     AVERAGE        ACCOUNT    NET AMOUNT     AVERAGE
                       VALUE        AT RISK     ATTAINED AGE      VALUE       AT RISK    ATTAINED AGE
                    ----------------------------------------------------------------------------------
                                                  (Dollars in Millions)
Return of premium   $     1,824   $       355        62        $    2,490   $        6        61
Reset                       111            31        54               176            1        53
Roll-up                     458           203        60               667           13        59
Step-up                   3,023           656        63             4,400           64        62
Combo                       164            85        66               249           14        66
                    -------------------------                  -----------------------
Subtotal                  5,580         1,330        62             7,982           98        61

Enhanced                      -            28        66                 -            7        66
                    -------------------------                  -----------------------
Total GMDB          $     5,580   $     1,358        61        $    7,982   $      105        61
                    =========================                  =======================

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2008 and 2007, was $20,802,000 and $5,019,000,
respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2008 and 2007, was $2,802,000 and $370,000, respectively.

The Company's GMDB and GMIB reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of excess payments divided by the present value of expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as benefit expense. The Company regularly reviews the assumptions used in the GMDB and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be revisited. The Company's reserve calculation uses assumptions consistent with its deferred policy acquisition cost model.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

8. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2008:

      o Data used was based on a combination of historical numbers and future projections involving five hundred stochastic scenarios.

      o     Mean long-term gross blended separate account growth rate of 8.5%.

      o     Long-term equity volatility of 18%.

      o     Long-term bond volatility of 5%.

      o     Mortality is 100% of Annuity 200 table.

      o Asset fees are equal to fund management fees and product loads (varies by product).

      o Discount rate is the long-term growth rate less asset fees (varies by product).

      o     Lapse rates vary by product and duration.

      o     FAS 157 adjustments to above:

            - Current level volatility surface (3 months - 5 years) of 38% in year 1 graded to 22% at year 30 and graded to long-term average of 18% at end of projection (year 60).

            - Discount rate used is option adjusted swap spread of a risk adjusted Merrill Lynch Insurance Index added to current swap curve.

            -     Policyholder lapse rates set to 90% of the above rates.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES

The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2004. The Internal Revenue Service (IRS) is not currently examining any of SBMHC's federal tax returns. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

The Company adopted the provisions of FIN 48 on January 1, 2007, and recorded as a cumulative change in accounting principle an increase in the liability for unrecognized tax benefits and a decrease in beginning retained earnings of $1.3 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance at January 1, 2008                                    $        5,477
   Additions based on tax positions related to current year          264,458
   Additions based upon prior year changes                             2,431
   Reductions as a result of a lapse of the applicable
     statute of limitations                                                -
                                                              --------------
Balance at December 31, 2008                                  $      272,366
                                                              ==============

As of December 31, 2008, the Company has $272.4 million of gross unrecognized tax benefits. If recognized, approximately $1.6 million would increase the Company's effective income tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded interest of $165,000 for the year ended December 31, 2008, and recorded a liability at December 31, 2008, of $327,000.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

Income tax expense (benefit) consists of the following for the years ended December 31, 2008, 2007, and 2006:

                                                     2008          2007          2006
                                                 ----------------------------------------
                                                                (In Thousands)
Current                                          $    (2,176)  $     4,603   $    (3,087)
Deferred                                             (11,864)      (10,339)       13,761
                                                 ----------------------------------------
                                                 $   (14,040)  $    (5,736)  $    10,674
                                                 ========================================

The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income before income tax expense are as follows:

                                                     2008          2007          2006
                                                 ----------------------------------------
                                                                 (In Thousands)
Federal income tax expense computed at
   statutory rate                                $  (149,889)  $    11,775   $    20,150
Increases (decreases) in taxes resulting from:
     Valuation allowance                             143,165             -             -
     Dividends received deduction                     (6,061)      (12,019)       (5,877)
     Credits                                          (1,126)       (1,959)       (2,915)
     Other                                              (129)       (3,533)         (684)
                                                 ----------------------------------------
                                                 $   (14,040)  $    (5,736)  $    10,674
                                                 ========================================

Credits primarily result from low-income housing tax credits. Other includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

Net deferred income tax assets or liabilities consist of the following:

                                                             DECEMBER 31
                                                          2008          2007
                                                      --------------------------
                                                             (In Thousands)
Deferred income tax assets:
   Future policy benefits                             $    35,102   $    50,355
   Net operating loss                                      14,584             -
   Deferred loss on investments                           143,542         1,504
   Deferred gain on life coinsurance agreement              1,972         2,457
   Net unrealized capital loss on investments             124,329        90,011
   Other                                                    7,266         4,709
                                                      --------------------------
Total deferred income tax assets                          326,795       149,036
Valuation allowance                                      (143,165)      (40,819)
                                                      --------------------------
Net deferred income tax assets                            183,630       108,217

Deferred income tax liabilities:
   Deferred policy acquisition costs                      149,359       144,399
   Depreciation                                             1,994         2,540
   Deferred gain on investments                             4,381             -
   Other                                                   11,817        12,211
                                                      --------------------------
Total deferred income tax liabilities                     167,551       159,150
                                                      --------------------------
Net deferred income tax asset (liability)             $    16,079   $   (50,933)
                                                      ==========================

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2008, the Company recorded a $143.2 million valuation allowance on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. At December 31, 2007, the Company recorded a $40.8 million valuation allowance on unrealized capital losses. The Company believes a valuation allowance is no longer required on unrealized losses. The net operating loss will expire in 2023. Based on the review of all available evidence, the Company believes that the deferred tax asset associated with this net operating loss will be utilized.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue final regulations with respect to certain computational aspects of the dividends received deduction (DRD) related to separate account assets held in connection with variable life insurance and annuity contracts of life insurance companies and added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope, and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that is likely that any such regulations would apply prospectively only. For the year ended December 31, 2008, the Company recorded a benefit of approximately $6.1 million related to the current year's separate account DRD.

10. BUSINESS COMBINATIONS

On June 15, 2007, the Company's subsidiary SGI, acquired Avera Global Partners, an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method, and 100% of the results since June 15, 2007, have been included in the consolidated financial statements. The acquisition provided the Company global asset management capabilities. The aggregate purchase price was $3.5 million. During 2008, additional acquisition costs were incurred increasing the original allocation of goodwill by $444,000 to $3.3 million at December 31, 2008. SGI was subsequently sold to SBC on December 30, 2008 (see Note 16).

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATIONS (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets                                              $        1,314
Fixed and other assets                                                  38
Intangible assets subject to amortization:
   Noncompetition agreements                                           280
Goodwill not subject to amortization                                 3,341
                                                            --------------
                                                                     4,973
Current liabilities                                                  1,508
                                                            --------------
Net assets acquired                                         $        3,465
                                                            ==============

The intangible asset subject to amortization is being amortized straight line over seven years. Goodwill and intangible assets are deductible for income tax purposes.

On January 17, 2008, the Company and its parent SBC, acquired 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex) and Investment Capital Technologies, LLC (Investment Capital). Rydex and Investment Capital were merged into Avon Holdings, LLC, which was renamed Rydex Holdings, LLC upon completion of the merger. The Company held a 60.5% ownership interest in RHLLC and SBC owned 39.5%. Effective December 30, 2008, the Company sold its entire interest in RHLLC to SBC (see Note 16).

RHLLC is a holding company whose subsidiaries principally sponsor, advise, and manage non-traditional, quantitative-oriented open-end mutual funds and exchange traded funds (Rydex Funds) that cover a wide range of traditional and alternative asset classes. Shares of the Rydex Funds are sold through registered investment advisors and broker/dealers, other institutional financial intermediaries, including insurance companies, and directly to retail investors. RHLLC also offers its registered investment advisor clients turnkey brokerage, custody, and back office products and services. In addition, RHLLC offers its investment clients the ability to engage in intraday trading within the Rydex Funds. This feature is made possible by proprietary trading techniques that allow RHLLC to actively and efficiently manage cash inflows and outflows within the funds on a real-time basis. As a result of the systems' capabilities, the process has become automated, scaleable, and cost-effective, with only negligible marginal costs incurred with increased trading volume. The businesses of the Company and RHLLC are closely related and afford the combined companies benefits associated with marketing and managing products and scale of operations. The value of RHLLC was determined based upon an independent

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATION (CONTINUED)

appraisal that considered market multiples for similar entities, similar recent transactions, and other relevant factors. The aggregate purchase price was $751.6 million with acquisition costs totaling $12.1 million (net assets acquired of $763.7 million). SBL's portion totaled $461.7 million.

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed by the Company and SBC at the date of acquisition (in thousands):

Cash and cash equivalents                                   $       33,527
Other current assets                                                12,122
Fixed and other assets                                               6,169
Intangible assets not subject to amortization:
   Management contracts                                            328,000
   Trade name                                                      205,500
Intangible assets subject to amortization:
   Processes and technology                                         39,800
   Noncompetition agreements                                        19,600
Goodwill not subject to amortization                               139,663
                                                            --------------
                                                                   784,381
Current liabilities                                                 20,713
                                                            --------------
Net assets acquired                                         $      763,668
                                                            ==============

The weighted average amortization period is 8.4 years for the intangible assets subject to amortization. The goodwill and intangible assets amortization are deductible for income tax purposes.

On January 7, 2008, the Company's subsidiary, SI, acquired through an asset purchase an asset management business primarily involved in the management of large-cap and mid-cap growth assets. At the time of acquisition, the team managed approximately $475 million in assets for institutional and retail clients. The acquisition was completed to enhance the Company's asset management expertise in the area of large-cap and mid-cap growth assets. The aggregate purchase price was $500,000, and the acquisition was accounted for using the purchase method. SI was subsequently sold to SBC at December 30, 2008 (see Note
16).

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

10. BUSINESS COMBINATION (CONTINUED)

The following table summarizes the Company's allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):

Intangible assets subject to amortization:
   Noncompetition agreements                                $          228
Goodwill not subject to amortization                                 1,209
                                                            --------------
                                                                     1,437
Current liabilities                                                    937
                                                            --------------
Net assets acquired                                         $          500
                                                            ==============

The intangible asset subject to amortization is being amortized straight line over five years. The goodwill and intangible assets are deductible for income tax purposes.

11. GOODWILL AND OTHER INTANGIBLE ASSETS

An analysis of the goodwill and other intangible assets balances is presented below for the year ended December 31:

                                                      OTHER
                                                    INTANGIBLE
                                      GOODWILL        ASSETS          TOTAL
                                    -------------------------------------------
                                                  (In Thousands)

Balance at January 1, 2007          $          -   $          -   $          -
   Acquisition                             2,896            280          3,176
   Amortization                                -            (20)           (20)
                                    -------------------------------------------
Balance at December 31, 2007               2,896            260          3,156
   Acquisitions                          141,317        593,128        734,445
   Amortization                                -         (7,625)        (7,625)
   Impairment                                  -         (7,300)        (7,300)
   Sale of subsidiaries to SBC          (144,213)      (578,463)      (722,676)
                                    -------------------------------------------
Balance at December 31, 2008        $          -   $          -   $          -
                                    ===========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

11. GOODWILL AND OTHER INTANGIBLE ASSETS (CONTINUED)

Impairment of goodwill and intangibles is evaluated annually. During 2008, an impairment of $7.3 million was recognized for the trade name intangible acquired as part of the RHLLC acquisition. The fair value of the trade name was determined based on discounted future cash flows.

12. CONDENSED FAIR VALUE INFORMATION

FAIR VALUES HIERARCHY

In accordance with SFAS No. 157, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. The levels are as follows:

LEVEL 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Our Level 1 assets include cash and cash equivalents and separate account assets.

LEVEL 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market. Our Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

LEVEL 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Our Level 3 assets include private placements, structured products and certain debt securities and asset-backed securities priced using broker quotes or other methods that utilized unobservable inputs.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

DETERMINATION OF FAIR VALUE

Under SFAS No. 157, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in SFAS No. 157.

The following table presents categories reported at fair value on a recurring basis for the period ending December 31.

                                                            2008
                                 ------------------------------------------------------------
                                                         FAIR VALUE HIERARCHY LEVEL
                                                 --------------------------------------------
                                   FAIR VALUE       LEVEL 1         LEVEL 2        LEVEL 3
                                 ------------------------------------------------------------
                                                        (In Thousands)
Assets:
   Cash and cash equivalents     $     211,333   $     211,333   $          -   $          -
   Bonds                             2,901,807               -      2,499,827        401,980
   Equity securities
     available-for-sale                 82,252               -         14,121         68,131
   Separate account assets           4,507,767       4,507,767              -              -
                                 ------------------------------------------------------------
Total                            $   7,703,159   $   4,719,100   $  2,513,948   $    470,111
                                 ============================================================

Liabilities:
   Interest rate swaps           $       5,796   $           -   $          -   $      5,796
                                 ------------------------------------------------------------
Total                            $       5,796   $           -   $          -   $      5,796
                                 ============================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the year ended December 31, 2008, are as follows:

                                         TOTAL REALIZED/UNREALIZED                                                CHANGE IN
                                             GAINS AND LOSSES                                                     UNREALIZED
                                        ---------------------------                                                 GAINS
                                                       INCLUDED IN     PURCHASES,                                (LOSSES) IN
                            BALANCE,      INCLUDED        OTHER        ISSUANCES,                  BALANCE,        NET LOSS
                           JANUARY 1,        IN       COMPREHENSIVE    SALES, AND                DECEMBER 31,   FOR POSITIONS
                              2008        NET LOSS       INCOME       SETTLEMENTS    TRANSFERS       2008         STILL HELD
                           ---------------------------------------------------------------------------------------------------
                                                                     (In Thousands)
Assets:
   Bonds                   $  880,800   $  (377,867)  $       9,552   $  (115,760)  $    5,255   $    401,980   $    (206,835)
   Equities                    84,888        (5,400)         (4,256)       (7,101)           -         68,131          (4,127)
   Mutual funds                12,912             -               -             -      (12,912)             -               -
                           ---------------------------------------------------------------------------------------------------
Total assets               $  978,600   $  (383,267)  $       5,296   $  (122,861)  $   (7,657)  $    470,111   $    (210,962)
                           ===================================================================================================

Liabilities:
   Interest rate swaps     $    2,561   $     1,202   $           -   $     2,033   $        -   $      5,796   $           -
                           ===================================================================================================

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and cash equivalents and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

      Investment securities: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Business owned life insurance and mortgage loans: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

     Interest rate swaps: Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

     Policy loans: Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment-type insurance contracts: Fair values for the Company's liabilities for investment-type contracts are estimated using the actuarial appraisal method such that the fair value is the present value of future statutory profits the assuming company is expected to realize from the business. The profits are discounted at a rate reflecting the risk free rate and nonperformance risk.

     Long-term debt and mortgage debt: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

     Separate account assets and liabilities: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. CONDENSED FAIR VALUE INFORMATION (CONTINUED)

other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  ----------------------------------------------------------------
                                     CARRYING          FAIR           CARRYING          FAIR
                                      AMOUNT           VALUE           AMOUNT           VALUE
                                  ----------------------------------------------------------------
                                                          (In Thousands)
Cash and cash equivalents         $      211,333   $     211,333   $      99,915   $       99,915
Bonds (Note 2)                         2,927,915       2,927,126       3,933,337        3,935,118
Equity securities (Note 2)                82,252          82,252          98,379           98,379
Notes receivable from affiliate          740,239         756,100          40,000           40,000
Mutual funds                                   -               -          12,912           12,912
Mortgage loans                            12,642          12,642               -                -
Policy loans                             121,838         122,372         124,794          125,363
Business owned life insurance             26,500          26,500          78,350           78,350
Separate account assets                4,507,767       4,507,767       6,939,072        6,939,072
Supplementary contracts
   without life contingencies            (11,681)        (13,273)        (15,064)         (17,591)
Individual and group annuities        (4,206,905)     (4,075,868)     (4,546,544)      (4,333,465)
Long-term debt                          (150,000)        (51,412)       (150,000)        (160,211)
Mortgage debt                            (40,549)        (47,403)        (42,334)         (44,930)
Interest rate swaps                       (5,796)         (5,796)         (2,561)          (2,561)
Separate account liabilities          (4,507,767)     (4,507,767)     (6,939,072)      (6,939,072)

13. COMMITMENTS AND CONTINGENCIES

The Company leases office space under several operating lease agreements. The leases contain escalation clauses that vary, but average at a rate of 2%. Total expense for all operating leases amounted to $3,439,000 during 2008.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $15.0 million and $13.5 million at December 31, 2008 and 2007, respectively, over the next few years as required by the general partner.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2008 and 2007, the Company has reserved $1,982,000 and $1,800,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

ERISA Matters: The Company has been named, among several others, as defendants in a putative class action filed in federal court in the Western District of Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging under the Employee Retirement Income Security Act of 1974 (ERISA) payments made by the Company to NEA's Member Benefits Corporation under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company, unaffiliated companies, and individuals. The plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The plaintiffs seek unspecified damages and injunctive relief. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The court granted defendants' motions to dismiss on May 23, 2008, and all claims against the Company and the other defendants were dismissed. The plaintiffs have appealed this decision to the Ninth Circuit Court of Appeals. The Company does not believe that the class action claims have merit and intends to defend against the claims vigorously.

State of Alabama Matters: The staff of the Alabama Securities Commission has investigated whether SDI transacted business in Alabama as a broker/dealer or broker/dealer agent for securities without benefit of registration or exemption from registration in violation of the Alabama Securities Act (the Act) and unlawfully effected securities transactions with residents of the state of Alabama from October 11, 2002 to November 21, 2006, in violation of the Act. The staff of the Alabama Securities Commission has presented for the Company's review a consent order under which the Company, SDI, Educator Benefits Corporation (EBC), and the Alabama Education Association (AEA) would agree to disgorge $1,650,000 to participants in products sponsored by the AEA. This amount represents the administrative, advertising, and conference fees that were paid to AEA and EBC from 2000 to 2007 by SDI and another unaffiliated life insurance company. The proposed consent order also seeks from the Company and SDI jointly $75,000 for an administrative assessment and $75,000 to reimburse the commission for the cost of its investigation. The Company intends to respond vigorously to the staff's allegations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

14. LONG-TERM DEBT

At December 31, 2008, the Company has access to a $115 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2008). The Company had no borrowings under this line of credit at December 31, 2008. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by the FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2008.

The Company has outstanding surplus notes of $150 million at December 31, 2008 and 2007. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

15. MORTGAGE DEBT

The primary mortgage financing for the Company's home office property was arranged through the FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that it presently occupies (see Note 1).

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

15. MORTGAGE DEBT (CONTINUED)

The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $79,616 applicable to the portion of the building leased to the FHLB. The financing is collateralized by a first mortgage on the premises and $24 million of other marketable securities. At December 31, 2008, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2009                                                               $      1,909
2010                                                                      2,042
2011                                                                      2,184
2012                                                                      2,335
2013                                                                      2,497
Thereafter                                                               29,582
                                                                   ------------
                                                                   $     40,549
                                                                   ============

16. RELATED-PARTY TRANSACTIONS

The Company owned shares of affiliated mutual funds managed by SI with net asset values of $10,759,000 at December 31, 2007. There was no similar investment at December 31, 2008.

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2008, was $40,000,000.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018. Interest on the principal amount of the note is due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. The principal balance at December 31, 2008, was $250,000,000.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. RELATED-PARTY TRANSACTIONS (CONTINUED)

On December 30, 2008, the Company sold its interest in RHLLC, SGI, and SI to SBC in exchange for an intercompany promissory note equal to the aggregate GAAP book value of its membership interest in the aforementioned entities, which totaled $450,239,000. The note is payable in full at maturity on December 31, 2023. Interest on the principal amount of the note is due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note is payable in an amount equal to 100% of the GAAP net income associated with 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, 90% of the membership interest of SI, and 100% of the profits class membership interest in SGI. The note has been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepays any of the principal, a proportionate amount of the membership interests pledged will also be released. The principal balance at December 31, 2008, was $450,239,000.

On December 31, 2008, SBC contributed mortgage loans due from officers in the amount of $12,642,000 and accrued interest on such loans in the amount of $49,000 to SBL. Such loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 5%.

On December 31, 2008, SBC contributed all of the outstanding common stock in SDI to SBL.

The Company paid $39,124,000 and $53,878,000 in 2008 and 2007, respectively, to affiliates for providing management, investment, and administrative services. The Company has a receivable from its affiliates of $13,303,000 and a payable to its affiliates of $140,620 for the years ended December 31, 2008 and 2007, respectively.

The Company paid $22,800,000, $46,700,000, and $40,000,000 in dividends to SBC in 2008, 2007, and 2006, respectively.

The Company writes conversion and third-party administration contracts on behalf of se(2), inc. (se(2)), an affiliate. All of the revenue associated with these contracts is collected by the Company. The Company paid $17,456,000 and $19,281,000 to se(2) during 2008 and 2007, respectively, for administrative services related to these contracts. A management agreement is in place in which the Company reimburses se(2) for expenses incurred by se(2) directly applicable to providing administration and conversion support for these contracts.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The Company was granted a permitted practice for the year 2008. Currently the NAIC's Accounting Practices and Procedures Manual, SSAP No. 10, Income Taxes, specifies that the maximum admitted deferred tax asset (DTA) is the lesser of the amount of DTA expected to be realized within one year of the balance sheet date or 10% of statutory capital and surplus. The State of Kansas has granted their approval of a permitted accounting practice that differs from NAIC statutory accounting practices and principles that allows the Company to record a maximum DTA of the lesser of the amount of DTA expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus. As a result of this permitted practice, the Company's statutory deferred tax asset and its statutory capital and surplus were increased by $13,325,000 at December 31, 2008, but its statutory net income was not impacted. The Company's use of this permitted practice did not prevent any trigger of a regulatory control event.

Statutory capital and surplus of the insurance operations were $300,551,000 and $604,938,000 at December 31, 2008 and 2007, respectively. Statutory net income of the insurance operations was a loss of $317,408,000 and income of $19,138,000 and $38,890,000 for the years ended December 31, 2008, 2007, and 2006, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company's capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company's adjusted capital falls below certain levels, including the company action level RBC and the authorized control level RBC.

At December 31, 2008, the Company's statutory adjusted capital per the RBC calculation is $325,406,000 as compared to their company action level RBC of $109,691,000 and their authorized control level RBC of $54,845,000.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY NET CAPITAL REQUIREMENTS (CONTINUED)

On April 17, 2009, the NAIC adopted new statutory accounting regarding the recognition of impairment losses on structured investment securities. The effective date is for periods ending on or after September 30, 2009. As proposed, the Company currently estimates this accounting change would reduce statutory capital and surplus by approximately $89 million. The Company has discussed a permitted practice with the Kansas Insurance Commissioner to defer the implementation of this guidance.

The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2008, SDI had net capital of $9,674,000, which was $8,745,000 in excess of its required net capital of $929,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to the subparagraph (k)(1) thereof. SDI's ratio of aggregate indebtedness to net capital was 1.44 to 1 at December 31, 2008.

                                     PART C

                                OTHER INFORMATION

Item 24.      Financial Statements and Exhibits
--------      ---------------------------------

              (a)  Financial Statements

                   The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008; and(2) the audited financial statements for the T. Rowe Price Variable Annuity Account at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements.

              (b)   Exhibits

                      (1) Certified Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)

                      (2)   Not Applicable

                      (3)   Amended and Restated Distribution Agreement(g)

                      (4)   (a)  Individual DVA Contract (Form V6021  4-94)(g)
                            (b)  Individual IVA Contract (Form V6027  9-98)(g)
                            (c)  TSA Loan Endorsement (Form V6846  R1-97)(b)
                            (d)  SIMPLE IRA Endorsement (Form 4453C-5S
                                  R9-03)(h)
                            (e)  IRA Endorsement (Form V6849A  R9-03)(h)
                            (f)  TSA Endorsement (Form V6101  9-05)(f)
                            (g)  Roth IRA Endorsement (Form V6851A  R9-03)(h)
                            (h)  457 Endorsement (Form V6054  1-98)(c)
                            (i)  403(a) Endorsement (Form V6057  10-98)(e)

                      (5)   (a) DVA Application (Form V6844 R1-98)(g)
                            (b) IVA Application (Form V7588 8-98)(g)

                      (6)   (a) Composite of Articles of Incorporation of SBL(d)
                            (b) Bylaws of SBL(f)

                      (7)   Not Applicable

                      (8)   (a) Participation Agreement(g)
                            (b) Amended and Restated Master Agreement(g)

                      (9)   Opinion of Counsel(g)

                     (10)   (a) Consent of Independent Registered Public
                                 Accounting Firm
                            (b) Consent of Counsel

                     (11)   Not Applicable

                     (12)   Not Applicable

                     (13)   Not Applicable

                     (14)   Not Applicable


(a) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed February 18, 1999).

(b) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 30, 1997).

(c) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 30, 1998).

(d) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(e) Incorporated herein by reference to the exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(f) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(g) Incorporated herein by reference to the exhibits filed with Registration Statement No. 033-83238 (filed April 12, 2001).

(h) Incorporated herein by reference to the exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

Item 25.      Directors and Officers of the Depositor
--------      ---------------------------------------

              -----------------------------------------------------------------------------------------
               NAME AND PRINCIPAL
               BUSINESS ADDRESS                         POSITIONS AND OFFICES WITH DEPOSITOR
              ---------------------------------------- ------------------------------------------------
              Kris A. Robbins*                          Chairman, President and Chief Executive Officer
              ---------------------------------------- ------------------------------------------------
              Kalman Bakk, Jr.*                         Senior Vice President and Director
              ---------------------------------------- ------------------------------------------------
              John F. Frye*                             Senior Vice President, Chief
                                                        Financial Officer and Director
              ---------------------------------------- ------------------------------------------------
              John F. Guyot*                            Senior Vice President, General
                                                        Counsel, Secretary and Director
              ---------------------------------------- ------------------------------------------------
              David J. Keith*                           Senior Vice President
              ---------------------------------------- ------------------------------------------------
              Thomas R. Kaehr*                          Vice President, Controller and Treasurer
              ---------------------------------------- ------------------------------------------------
              Amy J. Lee*                               Vice President, Associate General
                                                        Counsel and Assistant Secretary
              ---------------------------------------- ------------------------------------------------
              Carmen R. Hill*                           Assistant Vice President and
                                                        Chief Compliance Officer
              -----------------------------------------------------------------------------------------
              *Located at One Security Benefit Place, Topeka, Kansas 66636-0001.
              -----------------------------------------------------------------------------------------

Item 26.      Persons Controlled by or Under Common Control with the Depositor or Registrant
--------      ------------------------------------------------------------------

              The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is controlled by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2008 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

              The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

             ------------------------------------------------------------------------------------------------------
                                                                                               PERCENT OF
                                                                                            VOTING SECURITIES
                                                                     JURISDICTION OF         OWNED BY SBMHC
                                      NAME                            INCORPORATION      (DIRECTLY OR INDIRECTLY)
             ----------------------------------------------------- ------------------- ----------------------------
             Security Benefit Mutual Holding Company                      Kansas                  ---
             (Holding Company)
             ----------------------------------------------------- ------------------- ----------------------------
             Security Benefit Corporation (Holding Company)               Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------
             Security Benefit Life Insurance Company                      Kansas                  100%
             (Stock Life Insurance Company)
             ----------------------------------------------------- ------------------- ----------------------------
             Security Investors, LLC (Investment Adviser)                 Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------

             ------------------------------------------------------------------------------------------------------
                                                                                               PERCENT OF
                                                                                            VOTING SECURITIES
                                                                     JURISDICTION OF         OWNED BY SBMHC
                                      NAME                            INCORPORATION      (DIRECTLY OR INDIRECTLY)
             ----------------------------------------------------- ------------------- ----------------------------
             Security Global Investors, LLC (Investment Adviser)          Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------
             Security Distributors, Inc. (Broker/Dealer,                  Kansas                  100%
             Principal Underwriter of Mutual Funds)
             ----------------------------------------------------- ------------------- ----------------------------
             se(2), inc. (Third Party Administrator)                      Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------
             Security Benefit Academy, Inc. (Daycare Company)             Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------
             Security Financial Resources, Inc.                           Kansas                  100%
             (Financial Services Company)
             ----------------------------------------------------- ------------------- ----------------------------
             First Security Benefit Life Insurance
             and Annuity Company of New York                             New York                 100%
             (Stock Life Insurance Company)
             ----------------------------------------------------- ------------------- ----------------------------
             Rydex Holdings, LLC (Kansas Holding Company)                 Kansas                  100%
             ----------------------------------------------------- ------------------- ----------------------------
             Rydex Distributors, Inc. (Broker-Dealer/Underwriter)        Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Padco Advisors, Inc. (Investment Adviser)                   Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Padco Advisor II, Inc. (Investment Adviser)                 Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Rydex Fund Services, Inc.                                   Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Advisor Research Center, Inc.                               Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Rydex Advisory Services, LLC                                Maryland                 100%
             ----------------------------------------------------- ------------------- ----------------------------
             Rydex Specialized Products, LLC                             Delaware                 100%
             ------------------------------------------------------------------------------------------------------

              SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variflex Separate Account, SBL Variable Annuity Account VIII, Separate Account IX, SBL Variable Annuity Account XI, Separate Account XII, SBL Variable Annuity Account XIV, Separate Account XV, SBL Variable Annuity Account XVII, Separate Account XIX and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment advisor to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.      Number of Contract Owners
--------      -------------------------

              As of February 28, 2009, there were 99 owners of the Qualified Contracts and 3,358 owners of the Non-Qualified Contracts issued under the T. Rowe Price Variable Annuity Account.

Item 28.      Indemnification
--------      ---------------

              The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

              The Articles of Incorporation include the following provision:

                           (a) No director of the Corporation shall be liable to
                  the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                         (b) Any repeal or modification of the foregoing
                  paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

              Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriters
--------      ----------------------

              (a) The principal underwriter for the Registrant is T. Rowe Price Investment Services, Inc. ("Investment Services"). Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies:

                    EQUITY FUNDS
                    ------------
                    T. Rowe Price Growth Stock Fund
                    T. Rowe Price Equity Income Fund
                    T. Rowe Price Mid-Cap Growth Fund
                    T. Rowe Price Equity Index 500 Fund
                    T. Rowe Price Blue Chip Growth Fund
                    T. Rowe Price Capital Appreciation Fund
                    T. Rowe Price Value Fund
                    T. Rowe Price Mid-Cap Value Fund
                    T. Rowe Price New Horizons Fund
                    T. Rowe Price Small-Cap Value Fund
                    T. Rowe Price Small-Cap Stock Fund
                    T. Rowe Price New Era Fund
                    T. Rowe Price Balanced Fund
                    T. Rowe Price Science & Technology Fund
                    T. Rowe Price Health Sciences Fund
                    T. Rowe Price Real Estate Fund
                    T. Rowe Price Institutional Large-Cap Growth Fund
                    T. Rowe Price Personal Strategy Balanced Fund
                    T. Rowe Price Media & Telecommunication Fund
                    T. Rowe Price Growth & Income Fund
                    T. Rowe Price Personal Strategy Growth Fund
                    T. Rowe Price Dividend Growth Fund
                    T. Rowe Price Personal Strategy Income Fund
                    T. Rowe Price New America Growth Fund
                    T. Rowe Price Total Equity Market Index Fund
                    T. Rowe Price Institutional Mid-Cap Equity Growth Fund
                    T. Rowe Price Institutional Large-Cap Value Fund
                    T. Rowe Price Financial Services Fund
                    T. Rowe Price Extended Equity Market Index Fund
                    T. Rowe Price Institutional Small-Cap Stock Fund
                    T. Rowe Price Capital Opportunity Fund
                    T. Rowe Price Global Technology Fund
                    T. Rowe Price Inst. U.S. Structured Research Fund
                    T. Rowe Price Institutional Large-Cap Core Growth Fund
                    T. Rowe Price Diversified Mid-Cap Growth Fund
                    T. Rowe Price Diversified Small-Cap Growth Fund
                    T. Rowe Price Tax-Efficient Balanced Fund
                    T. Rowe Price Tax-Efficient Growth Fund

                    T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
                    T. Rowe Price Inst. Concentrated Large Cap Value Fund

                    INTERNATIONAL FUNDS
                    -------------------
                    T. Rowe Price International Stock Fund
                    T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price International Bond Fund
                    T. Rowe Price New Asia Fund
                    T. Rowe Price Overseas Stock Fund
                    T. Rowe Price Latin America Fund
                    T. Rowe Price International Discovery Fund
                    T. Rowe Price Emerging Markets Bond Fund
                    T. Rowe Price Global Stock Fund
                    T. Rowe Price European Stock Fund
                    T. Rowe Price International Equity Index Fund
                    T. Rowe Price Emerging Europe & Mediterranean Fund
                    T. Rowe Price Institutional Emerging Markets Equity Fund
                    T. Rowe Price Japan Fund
                    T. Rowe Price Africa & Middle East Fund
                    T. Rowe Price Institutional Global Equity Fund
                    T. Rowe Price Institutional International Bond Fund
                    T. Rowe Price Institutional Foreign Equity Fund
                    T. Rowe Price Institutional Africa & Middle East Fund
                    T. Rowe Price Institutional Emerging Markets Bond Fund
                    T. Rowe Price Global Large-Cap Stock Fund
                    T. Rowe Price Global Real Estate Fund
                    T. Rowe Price Institutional Global Large-Cap Equity Fund

                    TAXABLE FUNDS
                    -------------
                    T. Rowe Price New Income Fund
                    T. Rowe Price High Yield Fund
                    T. Rowe Price Short-Term Bond Fund
                    T. Rowe Price GNMA Fund
                    T. Rowe Price Short-Term Income Fund
                    T. Rowe Price Institutional High Yield Fund
                    T. Rowe Price U.S. Treasury Intermediate Fund
                    T. Rowe Price Institutional Floating Rate Fund
                    T. Rowe Price Corporate Income Fund
                    T. Rowe Price U.S. Bond Index Fund
                    T. Rowe Price U.S. Treasury Long-Term Fund
                    T. Rowe Price Inflation Protected Bond Fund
                    T. Rowe Price Institutional Core Plus Fund
                    T. Rowe Price Strategic Income Fund

                    NON-TAXABLE FUNDS
                    -----------------
                    T. Rowe Price Tax-Free Income Fund
                    T. Rowe Price Maryland Tax-Free Bond Fund
                    T. Rowe Price Tax-Free High Yield Fund
                    T. Rowe Price Tax-Free Short Intermediate Fund
                    T. Rowe Price Virginia Tax-Free Bond Fund
                    T. Rowe Price California Tax-Free Bond Fund
                    T. Rowe Price New York Tax-Free Bond Fund
                    T. Rowe Price New Jersey Tax-Free Bond Fund
                    T. Rowe Price Maryland Short-Term Bond Fund
                    T. Rowe Price Georgia Bond Fund

                    MONEY FUNDS
                    -----------
                    T. Rowe Price Prime Reserve Fund
                    T. Rowe Price U.S. Treasury Money Fund
                    T. Rowe Price Tax-Exempt Money Fund
                    T. Rowe Price Maryland Tax-Free Money Market Fund
                    T. Rowe Price New York Tax-Free Money Fund
                    T. Rowe Price California Tax-Free Money Fund

                    SUMMIT FUNDS
                    ------------
                    T. Rowe Price Summit Cash Reserves Fund
                    T. Rowe Price Summit Municipal Intermediate Fund
                    T. Rowe Price Summit Municipal Income Fund
                    T. Rowe Price Summit Municipal Money Market Fund
                    T. Rowe Price Summit GNMA Fund

                    SPECTRUM FUNDS
                    --------------
                    T. Rowe Price Spectrum Income Fund
                    T. Rowe Price Spectrum Growth Fund
                    T. Rowe Price Spectrum International Fund

                    VARIABLE ANNUITY
                    ----------------
                    T. Rowe Price Equity Income Portfolio
                    T. Rowe Price Blue Chip Growth Portfolio
                    T. Rowe Price Limited-Term Bond Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                    T. Rowe Price International Stock Portfolio
                    T. Rowe Price Personal Strategy Balanced Portfolio
                    T. Rowe Price New America Growth Portfolio
                    T. Rowe Price Prime Reserve Portfolio
                    T. Rowe Price Health Sciences Portfolio
                    T. Rowe Price Equity Index 500 Portfolio

                    RESERVE FUNDS
                    -------------
                    T. Rowe Price Reserve Investment Fund
                    T. Rowe Price Government Reserve Investment Fund

                    RETIREMENT FUNDS
                    ----------------
                    T. Rowe Price Retirement 2020 Fund
                    T. Rowe Price Retirement 2030 Fund
                    T. Rowe Price Retirement 2010 Fund
                    T. Rowe Price Retirement 2015 Fund
                    T. Rowe Price Retirement 2025 Fund
                    T. Rowe Price Retirement 2040 Fund
                    T. Rowe Price Retirement 2035 Fund
                    T. Rowe Price Retirement Income Fund
                    T. Rowe Price Retirement 2005 Fund
                    T. Rowe Price Retirement 2045 Fund
                    T. Rowe Price Retirement 2050 Fund
                    T. Rowe Price Retirement 2055 Fund

                    Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

              (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

                    ---------------------------------------------------------------------------------
                    NAME                                      POSITION AND OFFICES WITH UNDERWRITER
                    ----------------------------------------- ---------------------------------------
                    Bernard, Edward C.                        Chairman of the Board and Director
                    ----------------------------------------- ---------------------------------------
                    Cammack, John H.                          Director
                    ----------------------------------------- ---------------------------------------
                    Oestreicher, David                        Director
                    ----------------------------------------- ---------------------------------------
                    O'Melia, Wayne D.                         Director
                    ----------------------------------------- ---------------------------------------
                    Bernard, Edward C.                        President
                    ----------------------------------------- ---------------------------------------
                    McCafferty, Sarah                         Compliance Officer
                    ----------------------------------------- ---------------------------------------
                    Andrews, Lorraine J.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Appelbaum, Jerrold                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Banks, Steven J.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Boyd, John H.                             Vice President
                    ----------------------------------------- ---------------------------------------
                    Boyd, Renee Q.                            Vice President
                    ----------------------------------------- ---------------------------------------
                    Braman, Darrell N.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Brock, Ronae M.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Brown, Martin P.                          Vice President
                    ----------------------------------------- ---------------------------------------


                    ---------------------------------------------------------------------------------
                    NAME                                      POSITION AND OFFICES WITH UNDERWRITER
                    ----------------------------------------- ---------------------------------------
                    Bryant, Margo B.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Callahan, Sheila P.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Callanan, Meredith C.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Cammack, John H.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Carolan, Christine M.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Chasney, Laura H.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Christoff, Renee M.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Cipolla, Dominick A.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Clark, Jerome A.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Cleary, Todd M.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Crumbling, Joseph A.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    DeLibro, Peter A.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Dignan, Timothy S.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Dunn, Jr., Edward L.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Dunworth, LeSales S.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Elliott, Dennis J.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Erceg, James P.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Fahlund, Christine S.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Frederick, Amy M.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Fulton, Bruce S.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Galateria, John A.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Gannon, Thomas A.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Gilner, John R.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Greenstein, Leah B.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Habas, Brian L.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Halaby, John                              Vice President
                    ----------------------------------------- ---------------------------------------
                    Harrison, Douglas E.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Heerema, Kristen L.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Helmlinger, Walter J.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Hirt, Kristin                             Vice President
                    ----------------------------------------- ---------------------------------------
                    Hoak, Keller L.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Hueser, David A.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Hufman, Christopher J.                    Vice President
                    ----------------------------------------- ---------------------------------------
                    Igler, Karen J.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Kazmierczak Jr., Thomas E.                Vice President
                    ----------------------------------------- ---------------------------------------
                    Kedia, Ann                                Vice President
                    ----------------------------------------- ---------------------------------------
                    Korte, Brent F.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Larson, Steven A.                         Vice President
                    ----------------------------------------- ---------------------------------------


                    ---------------------------------------------------------------------------------
                    NAME                                      POSITION AND OFFICES WITH UNDERWRITER
                    ----------------------------------------- ---------------------------------------
                    Lea, Gina M.                              Vice President
                    ----------------------------------------- ---------------------------------------
                    Lomax, Gayle A.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Longenecker, James R.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Lopiano, Jodi Ann                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Ludwig, Christopher J.                    Vice President
                    ----------------------------------------- ---------------------------------------
                    Madore, Kimberly W.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    McCafferty, Sarah                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Mitchell, Mark J.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Morelli, Thomas R.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Morgan, Dana P.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Musante, Paul                             Vice President
                    ----------------------------------------- ---------------------------------------
                    Norwitz, Steven E.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Notzon, III, Edmund M.                    Vice President
                    ----------------------------------------- ---------------------------------------
                    O'Connor, Barbara A.                      Vice President
                    ----------------------------------------- ---------------------------------------
                    Oestreicher, David                        Vice President
                    ----------------------------------------- ---------------------------------------
                    O'Melia, Wayne D.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Pacitto, Michele                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Paden, Kristine A.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Pendleton, Glenn A.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Pollack-Matz, Fran M.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Proshan, Naomi S.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Quereau, Kenna E.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Ray, Seamus A.                            Vice President
                    ----------------------------------------- ---------------------------------------
                    Ricklin, Suzanne J.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Riedel, George D.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Rutherford, Kenneth J.                    Vice President
                    ----------------------------------------- ---------------------------------------
                    Schultz, Ann R.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Seeberger, Kristin E.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Seidel, Deborah D.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Seufert, John W.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Shea, Kevin C.                            Vice President
                    ----------------------------------------- ---------------------------------------
                    Sherman, Scott L.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Siedell, Thomas L.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Singer, Donna B.                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Smith, Carole Hofmeister                  Vice President
                    ----------------------------------------- ---------------------------------------
                    Stinson, Sandra L.                        Vice President
                    ----------------------------------------- ---------------------------------------
                    Such, Scott                               Vice President
                    ----------------------------------------- ---------------------------------------
                    Townsend, John M.                         Vice President
                    ----------------------------------------- ---------------------------------------


                    ---------------------------------------------------------------------------------
                    NAME                                      POSITION AND OFFICES WITH UNDERWRITER
                    ----------------------------------------- ---------------------------------------
                    Tuccille, Jerome                          Vice President
                    ----------------------------------------- ---------------------------------------
                    Ward, Judith B.                           Vice President
                    ----------------------------------------- ---------------------------------------
                    Watson, Regina M.                         Vice President
                    ----------------------------------------- ---------------------------------------
                    Weker Jr., William R.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Welsh, Lois A.                            Vice President
                    ----------------------------------------- ---------------------------------------
                    Whitaker, Teresa F.                       Vice President
                    ----------------------------------------- ---------------------------------------
                    Widdowson, Natalie C.                     Vice President
                    ----------------------------------------- ---------------------------------------
                    Zurad, James                              Vice President
                    ----------------------------------------- ---------------------------------------
                    Van Horn, Barbara A.                      Secretary
                    ----------------------------------------- ---------------------------------------
                    O'Connor, Barbara A.                      Treasurer
                    ---------------------------------------------------------------------------------

              (c)   Not applicable

Item 30.      Location of Accounts and Records
--------      --------------------------------

              All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.      Management Services
--------      -------------------

              All management contracts are discussed in Part A or Part B.

Item 32.      Undertakings
--------      ------------

              (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Contract may be accepted.

              (b) Registrant undertakes that it will provide, as a part of the Application Kit, a box for the applicant to check if he or she wishes to receive a copy of the Statement of Additional Information.

              (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

              (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 24th day of April, 2009.


                         Security Benefit Life Insurance Company (The Depositor)
                         T. Rowe Price Variable Annuity Account (The Registrant)


                  By:    /s/ KRIS A. ROBBINS
                         -------------------------------------------------------
                         Kris A. Robbins, Chief Executive Officer


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 24, 2009.

                              SIGNATURES AND TITLES
                              ---------------------


By:    /s/ KRIS A. ROBBINS
       --------------------------------------------------------
       Kris A. Robbins, Chief Executive Officer and Director


By:    /s/ JOHN F. FRYE
       --------------------------------------------------------
       John F. Frye, Chief Financial Officer and Director


By:    /s/ KALMAN BAKK, JR.
       --------------------------------------------------------
       Kalman Bakk, Jr., Director


By:    /s/ THOMAS R. KAEHR
       --------------------------------------------------------
       Thomas R. Kaehr, Controller (chief accounting officer)

                                  EXHIBIT INDEX
                                  -------------


(1)  None

(2)  None

(3)  None

(4)  (a)   None
     (b)   None
     (c)   None
     (d)   None
     (e)   None
     (f)   None
     (g)   None
     (h)   None
     (i)   None

(5)  (a)   None
     (b)   None

(6)  (a)   None
     (b)   None

(7)  None

(8)  (a)   None
     (b)   None

(9)  None

(10) (a)   Consent of Independent Registered Public Accounting Firm
     (b)   Consent of Counsel

(11) None

(12) None

(13) None

(14) None